Exhibit 10

AMENDED AND RESTATED

REVOLVING CREDIT AGREEMENT

Dated as of March 31, 2003

Among

COURIER CORPORATION

COURIER COMPANIES, INC.

COURIER FOREIGN SALES CORPORATION LIMITED

COURIER KENDALLVILLE, INC.

COURIER PROPERTIES, INC.

NATIONAL PUBLISHING COMPANY

COURIER NEW MEDIA, INC.

BOOK-MART PRESS, INC.

MASSACHUSETTS NATIONAL PUBLISHING BUSINESS TRUST

DOVER PUBLICATIONS, INC.

as Borrowers

and

FLEET NATIONAL BANK

(f/k/a BankBoston, N.A.)

KEYBANK NATIONAL ASSOCIATION

CITIZENS BANK OF MASSACHUSETTS

 (successor to State Street Bank and Trust Company)

SOVEREIGN BANK (a federal savings bank)

as Banks

and

CITIZENS BANK OF MASSACHUSETTS

(successor to State Street Bank and Trust Company)

as Agent

TABLE OF CONTENTS

SECTION	1.	DEFINITIONS AND RULES OF INTERPRETATION
		1.1	Definitions
		1.2	Rules of Interpretation

SECTION	2.	THE REVOLVING LOANS
		2.1	Revolving Loans
		2.2	Loan Account
		2.3	Reduction of Revolving Credit Commitment
		2.4	Payment
		2.5	Interest and Fees
		2.6	Swing Line Commitment
		2.7	Procedure for Swing Line Borrowing; Interest on Swing Line Loans
		2.8	Refunded Swing Line Loans; Swing Line Loan Participations

SECTION	3.	REPRESENTATIONS AND WARRANTIES
		3.1	Organization and Qualification
		3.2	Corporate Authority
		3.3	Valid Obligations
		3.4	Approvals and Consents
		3.5	Title to Properties; Absence of Liens
		3.6	Compliance
		3.7	Financial Statements
		3.8	No Events of Default
		3.9	Taxes
		3.10	Litigation
		3.11	Margin Rules
		3.12	Restrictions on the Borrower
		3.13	ERISA
		3.14	Intellectual Property; Franchises
		3.15	Environmental and Regulatory Compliance
		3.16	Labor Relations
		3.17	Contracts with Affiliates, Etc.
		3.18	Subsidiaries
		3.19	Interdependence of Borrowers
		3.20	Solvency

SECTION	4.	CONDITIONS OF LOANS
		4.1	Conditions of Initial Loans and Swing Line Loans

i

		4.2	Conditions to all Revolving Loans and Swing Line Loans

SECTION	5.	COVENANTS
		5.1	Financial Reporting
		5.2	Conduct of Business
		5.3	Maintenance and Insurance
		5.4	Taxes
		5.5	Limitation of Indebtedness
		5.6	Guaranties
		5.7	Restrictions on Liens
		5.8	Merger, Acquisitions and Purchase and Sale of Assets
		5.9	Investments and Loans
		5.10	Sale of Notes
		5.11	Restricted Payments
		5.12	ERISA Compliance
		5.13	Pension Plans
		5.14	Notification of Default
		5.15	Notification of Material Litigation
		5.16	Inspection by the Agent and the Banks
		5.17	Maintenance of Books and Records
		5.18	Use of Proceeds
		5.19	Transactions with Affiliates
		5.20	Environmental Regulations
		5.21	Fiscal Year
		5.22	No Amendments to Certain Documents
		5.23	No Termination of Certain Documents
		5.24	Funded Debt Ratio
		5.25	Current Ratio
		5.26	Debt Service Coverage
		5.27	Subsidiaries
		5.28	Name Change
		5.29	Capital Expenditures

SECTION	6.	EVENTS OF DEFAULT; ACCELERATION

SECTION	7.	SET-OFF

SECTION	8.	CONCERNING THE AGENT AND THE BANKS
		8.1	Appointment and Authorization
		8.2	Agent and Affiliates
		8.3	Future Advances
		8.4	Payments
		8.5	Interest, Fees and Other Payments
		8.6	Action by Agent
		8.7	Consultation with Experts

ii

		8.8	Liability of Agent
		8.9	Indemnification
		8.10	Independent Credit Decision
		8.11	Successor Agent

SECTION	9.	COURIER AS AGENT FOR THE BORROWERS

SECTION	10.	MISCELLANEOUS
		10.1	Written Notices
		10.2	Term of Agreement
		10.3	No Waivers
		10.4	Further Assurances
		10.5	Governing Law
		10.6	Payments in Immediately Available Funds
		10.7	Expenses, Taxes and Indemnification
		10.8	Amendments, Waivers, Etc.
		10.9	Binding Effect of Agreement
		10.10	Assignment and Participation
		10.11	Computation of Interest and Fees
		10.12	Entire Agreement
		10.13	Captions
		10.14	Counterparts
		10.15	Severability
		10.16	Judgment Currency
		10.17	Waiver of Jury Trial

EXHIBIT A-1	Form of Amended and Restated Revolving Credit Note

EXHIBIT A-2	Form of Swing Line Note

EXHIBIT B	Disclosure

EXHIBIT C	Existing Indebtedness

EXHIBIT D	Form of Certificate of Chief Financial Officer

EXHIBIT E	Form of Legal Opinion of Goodwin, Procter & Hoar LLP

EXHIBIT F	List of Subsidiaries

EXHIBIT G	Form of Flash Report

iii

AMENDED AND RESTATED

REVOLVING CREDIT AGREEMENT

THIS AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT is amended and restated as of March 31, 2003, among COURIER CORPORATION, a Massachusetts corporation (“Courier”), COURIER COMPANIES, INC., a Massachusetts corporation (“Companies”), COURIER FOREIGN SALES CORPORATION LIMITED, a Jamaica corporation (“FISC”), COURIER KENDALLVILLE, INC., an Indiana corporation (“Kendallville”), COURIER PROPERTIES, INC., a Massachusetts corporation (“Properties”), NATIONAL PUBLISHING COMPANY, a Pennsylvania corporation (“Publishing”), COURIER NEW MEDIA, INC., a Massachusetts corporation (“New Media”), BOOK-MART PRESS, INC.,  a Delaware corporation (“Book-Mart”), MASSACHUSETTS NATIONAL PUBLISHING BUSINESS TRUST, a Massachusetts Business Trust (“Publishing Trust”), DOVER PUBLICATIONS, INC., a New York corporation (“DOVER”), and DOVER BOOK STORE, INC., a New York corporation (“Dover Book”) (Courier, Companies, FISC, Kendallville, Properties, Publishing, New Media, Book-Mart, Publishing Trust, Dover, and Dover Book being sometimes hereinafter referred to individually as a “Borrower” and collectively as the “Borrowers”), CITIZENS BANK OF MASSACHUSETTS (successor to State Street Bank and Trust Company), a Massachusetts chartered stock savings bank (“Citizens”), FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), a national banking association (“Fleet”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“Key”), and SOVEREIGN BANK (a federal savings bank) (“Sovereign”; and together with Citizens, Fleet, and Key the “Banks”), and CITIZENS BANK OF MASSACHUSETTS (successor to State Street Bank and Trust Company), executing this Agreement in the capacity of Agent for the Banks (the “Agent”).

WHEREAS, the Borrowers, the Banks and the Agent are party to that certain Revolving Credit Agreement dated as of March 18, 1997 (as amended, the “Existing Loan Agreement”);

WHEREAS, the Borrowers, the Banks and the Agent desire to amend and restate the Existing Loan Agreement as set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree that the Existing Loan Agreement shall be amended and restated effective as of March 31, 2003 to read in its entirety as follows:

SECTION 1.                                DEFINITIONS AND RULES OF INTERPRETATION.

1.1                                 Definitions.  As used herein -

1.1.1                        “Advantage Interest Payment Date” shall have the meaning set forth in Section 2.5.4(i) hereof.

1.1.2                        “Affected Advantage Loans” shall have the meaning set forth in Section 2.5.4(iii) hereof.

1.1.3                        “Affected Standard LIBOR Loans” shall have the meaning set forth in Section 2.5.5(iv) hereof.

1.1.4                        “Affiliate” means, with reference to any Person, (i) any director, officer or employee of that Person, (ii) any other Person controlling, controlled by or under direct or indirect common control of that Person, (iii) any other Person directly or indirectly holding 5% or more of any class of the capital stock or other equity interests (including options, warrants, convertible securities and similar rights) of that Person and (iv) any other Person 5% or more of any class of whose capital stock or other equity interests (including options, warrants, convertible securities and similar rights) is held directly or indirectly by that Person; provided that the term “Affiliate” shall not include the Borrowers or any of their respective Subsidiaries.  For purposes of Sections 3.13, 5.12 and 5.13 hereof, “Affiliate” shall mean, within the meaning of Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, (i) any member of a controlled group of corporations which includes a Borrower, (ii) any trade or business, whether or not incorporated, under common control with a Borrower, (iii) any member of an affiliated service group which includes a Borrower, and (iv) any member of a group treated as a single employer by regulation.

1.1.5                        “Agent” means Citizens acting in the capacity as Agent for the Banks under this Agreement and the other Loan Documents, and includes (where the context so admits) any other Person or Persons succeeding to the functions of the Agent under those documents.

1.1.6                        “Agreement” means this Amended and Restated Revolving Credit Agreement, including the Exhibits hereto, as originally executed, or if this Agreement is amended, varied or supplemented from time to time, as so amended, varied or supplemented.

1.1.7                        “Annual Report” means Courier’s Annual Report on Form 10-K for the fiscal year ended September 28, 2002 as filed with the Securities and Exchange Commission.

1.1.8                        “Assignee” shall have the meaning set forth in Section 10.10 hereof.

1.1.9                        “Applicable Commitment Fee Margin” shall have the meaning set forth in Section 2.5.1(ii) hereof.

1.1.10                  “Applicable Prime Rate Margin” shall have the meaning set forth in Section 2.5.1(ii) hereof.

1.1.11                  “Applicable Euroloan Margin” shall have the meaning set forth in Section 2.5.1(ii) hereof.

1.1.12                  “Banks” means, collectively, (i) Citizens, (ii) Fleet, (iii) Key, (iv) Sovereign, and (v) each of the other financial institutions which may after the date hereof become a party to this Agreement as a Bank hereunder.

1.1.13                  “Borrowers” shall have the meaning set forth in the preamble hereto.

1.1.14                  “Borrowers’ Accountants” means independent certified public accountants reasonably acceptable to the Banks.  The Banks hereby acknowledge and agree that the Borrowers’ Accountants may include Deloitte & Touche LLP.

1.1.15                  “Business Day” means (i) for all purposes other than as covered by clause (ii) below, any day on which banks in either Boston, Massachusetts or New York, New York are open for the conduct of a substantial part of their commercial banking business; and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Euroloan Advantage Loans or Standard LIBOR Loans, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in Dollar deposits in the interbank Eurocurrency market in which the Agent regularly participates.

1.1.16                  “Capital Expenditures” means any expenditure for fixed assets, leasehold improvements, capital leases under GAAP, installment purchases of machinery and equipment, acquisitions of real estate and other similar expenditures including expenditures from the construction in progress account of any Borrower that would be required to be capitalized and shown on the balance sheet of such Person in accordance with GAAP.  For purposes of the foregoing definition, Capital Expenditures shall be reduced by cash received from the disposition of a capital asset in accordance with GAAP so long as the proceeds of such disposition have been retained or reinvested by a Borrower.

1.1.17                  “Code” means the Internal Revenue Code of 1986, as amended.

1.1.18                  “Commitment Percentage” means, with respect to the Revolving Credit Commitment and the Swing Line Commitment, (i) in relation to Citizens, 25%,

(ii) in relation to Fleet, 25%, (iii) in relation to Key, 25%, and (iv) in relation to Sovereign, 25%.

1.1.19                  “Consolidated” means the relevant figures for the Borrowers and their respective Subsidiaries on a consolidated basis determined in accordance with GAAP.

1.1.20                  “Current Assets” means all assets of the Borrowers and their respective Subsidiaries reported on a Consolidated basis which should, in accordance with GAAP, be classified as current assets, but in any event including the cash surrender value of life insurance to the extent it is unencumbered and excluding any assets which are pledged or deposited as security for, or for the purpose of paying, any Indebtedness which is not included in Current Liabilities; provided, however, that for the purpose of computing the Current Ratio in Section 5.25 hereof, inventories shall be valued at the lower of cost (as measured by the first-in, first-out (FIFO) method of accounting) or market.

1.1.21                  “Current Liabilities” means the aggregate amount of Indebtedness of the Borrowers and their respective Subsidiaries reported on a Consolidated basis which should properly be classified as current liabilities in accordance with GAAP and in any event including, without limitation, any direct or indirect Indebtedness and other liabilities of the Borrowers and their respective Subsidiaries, if any, which are payable on demand or within one year from the creation thereof.

1.1.22                  “Dollars” and “$” mean lawful money of the United States of America.

1.1.23                  “EBIT” means, for any period, an amount equal to Consolidated Net Income for such period, (i) plus, to the extent deducted in computing such Consolidated Net Income, (a) interest on Indebtedness for borrowed money and (b) taxes, and (ii) to the extent included in computing such Consolidated Net Income, minus all extraordinary gains or plus all extraordinary losses, in each case net of any tax effect caused by such gains or losses (to the extent not already reflected in clause (i)(b) above).

1.1.24                  “EBITDA” means for any fiscal period, on a Consolidated basis, an amount equal to (i) EBIT for such period, and (ii) plus all depreciation, amortization and other non-cash charges of the Borrowers and their respective Subsidiaries taken in accordance with GAAP and deducted in computing Consolidated Net Income for such period.

1.1.25                  “Encumbrances” shall have the meaning set forth in Section 5.7 hereof.

1.1.26                  “Environmental Laws” shall have the meaning set forth in Section 3.15 hereof.

1.1.27                  “ERISA” shall have the meaning set forth in Section 3.13 hereof.

1.1.28                  “Eurocurrency Advantage Rate” means relative to any Interest Period for a Euroloan Advantage Loan, the offered rate for delivery in two London Banking Days (as defined below) of deposits of U.S. Dollars which the British Bankers’ Association fixes as its LIBOR rate and which appears on the Telerate Page 3750 as of 11:00 a.m. London time on the day on which the Interest Period commences, and for a period approximately equal to such Interest Period.  If the first day of any Interest Period is not a day which is both a (i) Business Day, and (ii) a day on which US dollar deposits are transacted in the London interbank market (a “London Banking Day”), the Eurocurrency Advantage Rate shall be determined in reference to the next preceding day which is both a Business Day and a London Banking Day.  If for any reason the LIBOR rate is unavailable and/or the Bank is unable to determine the Eurocurrency Advantage Rate for any Interest Period, the Eurocurrency Advantage Rate shall be deemed to be equal to the Prime Rate.

1.1.29                  “Euroloan Advantage Loan” means any Loan bearing interest at a rate determined with reference to the Euroloan Advantage Rate.

1.1.30                  “Euroloan Advantage Rate” shall have the meaning set forth in Section 2.5.4(i) hereof.

1.1.31                  “Euroloan Advantage Rate Amount” means, in relation to any Interest Period for a Euroloan Advantage Loan, any portions of the principal amount of such Loans on which the Borrowers elect pursuant to Section 2.5.4(i) hereof to pay interest at a rate determined by reference to the Euroloan Advantage Rate.

1.1.32                  “Event of Default” shall have the meaning set forth in Section 6.1 hereof.

1.1.33                  “Funded Debt Ratio” shall have the meaning set forth in Section 5.24 hereof.

1.1.34                  “GAAP” means generally accepted accounting principles (as in effect from time to time), consistently applied.

1.1.35                  “Indebtedness” with respect to any Person means and includes, without duplication, (i) all items which, in accordance with GAAP, would be included as a liability on the balance sheet of such Person, but excluding anything in the nature of capital stock, surplus capital and retained earnings, (ii) the face amount of all banker’s acceptances and of all letters of credit issued by any bank for the account of such Person and all drafts drawn thereunder, (iii) the total amount of all indebtedness secured by any Encumbrance to which any property or asset of such Person is subject, whether or not the indebtedness secured thereby shall have been assumed, and (iv) the total amount of all indebtedness and obligations of others which such Person has directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), discounted with recourse or agreed (contingently or otherwise) to purchase or repurchase or otherwise acquire, including, without limitation, any agreement (a) to advance or supply funds to such other Person to maintain working capital, equity capital, net worth or solvency, or (b) otherwise to assure or hold harmless such other Person against loss in respect of its obligations.

1.1.36                  “Insolvent” shall have the meaning set forth in Section 3.20 hereof.

1.1.37                  “Interest Period” means: (i) With respect to each Euroloan Advantage Loan, initially, the period commencing as of the date of election of such Loan (the “Start Date”) and ending on the numerically corresponding date one, three, or six (as selected by the Borrowers) month(s) later, and thereafter each one, three, or six month period (corresponding to Borrowers’ initial selection) ending on the day of such month that numerically corresponds to the Start Date.  If an Interest Period is to end in a month for which there is no day which numerically corresponds to the Start Date, the Interest Period will end on the last day of such month.  (ii) With respect to each Standard LIBOR Loan, (1) initially, the period beginning on (and including) the date on which such Standard LIBOR Loan is made or continued as, or converted into, a Standard LIBOR Loan pursuant to Section 2.5.5 and ending on (but excluding) the day which numerically corresponds to such date one, two, three, or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in each case as the Borrowers may select in its notice pursuant to Section 2.5.5; and (2) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Standard LIBOR Loan and ending one, two, three, or six months thereafter, as selected by the Borrowers by irrevocable notice to the Agent not less than two Business Days prior to the last day of the then current Interest Period with respect thereto; provided, however, that (a) the Borrowers shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than five (5) different dates; (b) Interest Periods commencing on the same date for Standard LIBOR Loans comprising part of the same advance under this agreement shall be of the same duration; and (c) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day unless such day falls in the next calendar month, in which case such Interest Period shall end on the first preceding Business Day.

1.1.38                  “IRS” shall have the meaning set forth in Section 5.13 hereof.

1.1.39                  “LIBOR Rate” means relative to any Interest Period for Standard LIBOR Loans, the offered rate for deposits of U.S. Dollars in an amount approximately equal to the amount of the requested Standard LIBOR Loan for a term coextensive with the designated Interest Period which the British Bankers’ Association fixes as its LIBOR rate and which appears on the Telerate Page 3750 as of 11:00 a.m. London time on the day which is two London Banking Days prior to the beginning of such Interest Period.

1.1.40                  “Loan” and “Loans” means any of the Revolving Loans as defined in Section 2.1.1 hereof.

1.1.41                  “Loan Account” means the account or accounts on the books of the Agent in which will be recorded loans and advances made by the Banks to the Borrowers pursuant to this Agreement, payments made on such loans and other appropriate debits and credits as provided by this Agreement.

1.1.42                  “Loan Documents” means, collectively, this Agreement (including, without limitation, the agreements and other instruments listed or described in Section 4 hereof), the Notes, the Swing Line Note, the disclosure letter of even date referred to on Exhibit B attached hereto, and any other agreements, instruments or documents referred to herein (other than the Ancillary Documents) or therein and delivered in connection herewith, and all schedules, exhibits and annexes thereto.

1.1.43                  “London Banking Day” shall have the meaning set forth in Section 1.1.28 hereof.

1.1.44                  “Majority Banks” shall have the meaning set forth in Section 10.8 hereof.

1.1.45                  “Net Income” means the Consolidated gross revenues of the Borrowers and their respective Subsidiaries for the period in question, less all expenses and other proper charges or credits (including taxes on income), all determined in accordance with GAAP, but in any event, excluding from Net Income:  (i) any gain or loss arising from any write-up of assets, except to the extent inclusion thereof shall be approved in writing by the Banks; (ii) earnings of any Subsidiary accrued prior to the date it became a Subsidiary; (iii) the net earnings of any business entity (other than a Subsidiary, which term, for purposes of this clause (iii), shall be deemed to include a business entity in which any Borrower or any Subsidiary has an ownership interest of more than 20% but not more than 50%) in which any Borrower or any Subsidiary has an ownership interest, except to the extent such net earnings shall have actually been received by such Borrower or such Subsidiary in the form of cash distributions; (iv) the proceeds of any life insurance policy; (v) any deferred or other credit representing any excess of the equity of any Subsidiary at the date of acquisition thereof over the amount invested in such Subsidiary; and (vi) any reversal of any contingency reserve, except to the extent that provision for such contingency reserve shall be made from income arising during such period.

1.1.46                  “Notes” shall have the meaning set forth in Section 2.1 hereof.

1.1.47                  “Obligations” means any and all obligations of the Borrowers to the Agent or either Bank of every kind and description, direct or indirect, absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising, regardless of how they arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument, and includes obligations to perform acts and to refrain from acting as well as obligations to pay money.

1.1.48                  “Participant” shall have the meaning set forth in Section 10.10 hereof.

1.1.49                  “PBGC” shall have the meaning set forth in Section 3.13 hereof.

1.1.50                  “Pension Plan” and “Pension Plans” shall have the meanings set forth in Section 3.13 hereof.

1.1.51                  “Person” includes an individual, a company, a corporation, an association, a partnership, a limited liability company, a limited liability partnership, a joint venture, an unincorporated trade or business enterprise, a trust, an estate, or a government (national, regional or local) or an agency, instrumentality or official thereof.

1.1.52                  “Plan” and “Plans” shall have the meanings set forth in Section 3.13 hereof.

1.1.53                  “Prime Rate” means that rate of interest announced from time to time by Citizens at its head office in Boston as its prime rate, it being understood that such rate is a reference rate, not necessarily the lowest, which serves as the basis upon which effective rates of interest are calculated for obligations making reference thereto.

1.1.54                  “Rate Period” means the period beginning on the day following delivery to the Agent and the Banks of the financial statements required to be delivered pursuant to Section 5.1(ii) hereof (and pursuant to Section 5.1 (i) hereof in the case of the Borrowers’ fiscal year- end) and ending one day after the day on which the next such financial statements (as applicable) are delivered to the Agent and the Banks.

1.1.55                  “Refunded Swing Line Loans” shall have the meaning set forth in Section 2.8 hereof.

1.1.56                  “Release” shall have the meaning set forth in Section 3.15 hereof.

1.1.57                  “Report” shall have the meaning set forth in Section 5.1 hereof.

1.1.58                  “Reserve Charge” means, for each day on which any Standard LIBOR Rate Amount is outstanding, a reserve charge in an amount equal to the product of:

(i)                                     the outstanding principal amount of the Standard LIBOR Rate Amount, multiplied by

(ii)                                  (a) the LIBOR Rate (expressed as a decimal) divided by one minus the Reserve Rate, minus (b) the LIBOR Rate (expressed as a decimal),

multiplied by

(iii)                               1/360.

1.1.59                  “Reserve Rate” means the rate in effect from time to time, expressed as a decimal, at which the Agent or the Banks would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulation relating to such reserve requirements) against “Eurocurrency Liabilities” (as such term is used in such Regulation D) if such liabilities were outstanding.

1.1.60                  “Restricted Payments” means (i) any dividend or other distribution, direct or indirect, on or account of any shares of any class of capital stock of any Borrower except a dividend payable solely in shares of common stock or preferred stock of such Borrower; (ii) any redemption, retirement, purchase or other acquisition, direct or indirect, of any shares of any class of capital stock of any Borrower, or of any warrants, rights or options to acquire any such shares, except to the extent the consideration therefor consists of shares of common stock or preferred stock of such Borrower; and (iii) any investment which is not permitted pursuant to Section 5.9 of this Agreement (the amount involved in any Restricted Payment made or committed for in property shall be the fair market value of such property on the date such Restricted Payment is made or committed for).

1.1.61                  “Revolving Credit Commitment” means, in relation to either Bank, the maximum liability from time to time of such Bank to make Revolving Loans to the Borrowers upon the terms and subject to the conditions contained in this Agreement.

1.1.62                  “Revolving Loans” shall have the meaning set forth in Section 2.1.1 hereof.

1.1.63                  “Revolving Loan Maturity Date” means March 31, 2006.

1.1.64                  “Revolving Loan Maximum Amount” means $60,000,000.

1.1.65                  “Standard LIBOR Loan” means any Loan bearing interest at a rate determined with reference to the Standard LIBOR Rate.

1.1.66                  “Standard LIBOR Rate” shall have the meaning set forth in Section 2.5.5(i) hereof.

1.1.67                  “Standard LIBOR Rate Amount” means, in relation to any Interest Period for a Standard LIBOR Loan, any portions of the principal amount of such Loans on which the Borrowers elect pursuant to Section 2.5.5(i) hereof to pay interest at a rate determined by reference to the Standard LIBOR Rate.

1.1.68                  “Start Date” shall the meaning set forth in Section 1.1.37 hereof.

1.1.69                  “Subsidiary” means, with reference to any Person, any corporation, association, joint stock company, business trust or other similar organization of whose total capital stock or voting stock such Person directly or indirectly owns or controls more than 50% thereof (or such lesser proportion of such capital stock or voting stock as may from time to time constitute a controlling interest in accordance with GAAP) or any partnership or other entity in which such Person directly or indirectly has more than a 50% interest or which is controlled directly or indirectly by such Person (or such lesser proportion of such shares of beneficial interest as may from time to time constitute a controlling interest in accordance with GAAP).

1.1.70                  “Swing Line Commitment” means $15,000,000.

1.1.71                  “Swing Line Lender” shall have the meaning set forth in Section 2.6 hereof.

1.1.72                  “Swing Line Loans” shall have the meaning set forth in Section 2.6 hereof.

1.1.73                  “Swing Line Note” means the Swing Line Note substantially in the form of Exhibit A-2 attached hereto.

1.1.74                  “Swing Line Participation Amount” shall have the meaning set forth in Section 2.8(c) hereof.

1.1.75                  “Tangible Net Worth” means the amount which is equal to the Consolidated net worth of the Borrowers and their respective Subsidiaries computed in accordance with GAAP and with inventory and cost of goods sold determined on a “last in, first out” basis, minus (i) any writeup in the book value of any asset of any Borrower or any Subsidiary of any Borrower resulting from revaluation thereof after the date of the Annual Report, but only to the extent any such writeup is not otherwise approved in advance by the Banks or not otherwise permitted by GAAP, (ii) the book value in accordance with GAAP, net of applicable reserves, of all intangible assets of the Borrowers and their respective Subsidiaries, if any, including, without limitation, goodwill, trademarks, trade names, copyrights, patents and any similar rights, and unamortized debt discount and expense, (iii) the value in accordance with GAAP, if any, attributable to any capital stock of any Borrower or any Subsidiary of any Borrower held in treasury, (iv) the value in accordance with GAAP, if any, attributable to any notes or subscriptions receivable due from stockholders in respect of capital stock, and (v) accounts with Affiliates (including receivables due from Affiliates).

1.1.76                  “Total Debt Service” means, in relation to the Borrowers and their respective Subsidiaries on a Consolidated basis for any period, all interest expense which has accrued in accordance with GAAP (whether actually paid or not), for such period, and all payments of principal scheduled to be paid during such period, on all obligations for borrowed money, capitalized leases or similar types of obligations, except for the principal amounts outstanding under the Revolving Loans.

1.1.77                  “Total Funded Debt” means, in relation to the Borrowers and their respective Subsidiaries on a Consolidated basis for any period, all Indebtedness for borrowed money outstanding at the end of such period (including, without limitation, the Obligations and obligations in respect of letters of credit and capital leases).

1.1.78                  “Voting Shares” means, in relation to any particular corporation, any shares of any class in the capital of such corporation having by the terms thereof ordinary voting power to elect the majority of the board of directors of such corporation.

1.1.79                  “Year-End Financial Statements” shall have the meaning set forth in Section 3.7 hereof.

1.2                                 Rules of Interpretation.  For all purposes of this Agreement and the other Loan Documents, except as otherwise expressly provided herein or therein or unless the context otherwise requires:

(i)                                     references to any Person defined in this Section 1 refer to such Person and its permitted successor in title and assigns or (as the case may be) his permitted successors, assigns, heirs, executors, administrators and other legal representatives;

(ii)                                  references to any agreement, instrument or document defined in this Section 1 refer to such document as originally executed, or if subsequently amended, varied or supplemented from time to time, as so amended, varied or supplemented and in effect at the relevant time of reference thereto;

(iii)                               words importing the singular only shall include the plural and vice versa, and the words importing the masculine gender shall include the feminine gender and vice versa, and all references to dollars shall be United States dollars;

(iv)                              references to any law include any amendment or modification to such law;

(v)                                 the words “include,” “includes” and “including” are not limiting;

(vi)                              all terms not specifically defined herein or by GAAP, which terms are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, have the meanings assigned to them therein;

(vii)                           the words “herein,” “hereof,” “hereunder” and words of like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement;

(viii)                        accounting terms not otherwise defined in this Agreement or any of the other Loan Documents have the meanings assigned to them in accordance with GAAP;

(ix)                                references to “either Bank” or “either of the Banks” shall be deemed to be references to “each Bank”, “each of the Banks”, “any Bank” or “any of the Banks”, as the case may be;

(x)                                   references to “both Banks” or “both of the Banks” shall be deemed to be references to “all Banks” or “all of the Banks”, as the case may be; and

(xi)                                all of the obligations of the Borrowers under this Agreement or any other Loan Document shall be the joint and several obligations of the Borrowers.

SECTION 2.                                THE REVOLVING LOANS

2.1                                 Revolving Loans.

2.1.1                        Upon the terms and subject to the conditions of this Agreement, and in reliance upon the joint and several representations, warranties and covenants of the Borrowers made herein, each of the Banks severally agrees to make loans (the “Revolving Loans”) to the Borrowers at the Borrowers’ request from time to time, from and after the date hereof and prior to the Revolving Loan Maturity Date in such amounts as requested by the Borrowers up to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank’s Commitment Percentage of the Revolving Credit Commitment; provided that the maximum aggregate principal amount of Revolving Loans outstanding at any time (after giving effect to all amounts requested) shall not exceed the aggregate Revolving Credit Commitments of both of the Banks or the Revolving Loan Maximum Amount; and provided, further, that at the time the Borrowers request a Revolving Loan and after giving effect to the making thereof, there is not continuing any Event of Default or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.  The Revolving Loans shall be made pro rata in accordance with each Bank’s Commitment Percentage.  If at any time the aggregate principal amount of all Loans then outstanding exceeds the Revolving Credit Commitments, then the Borrowers shall, upon demand by the Agent, pledge, assign and transfer to the Agent for the respective accounts of the Banks, cash collateral in the amount of such excess or repay the amount of such excess by prepaying Loans then outstanding.  Any such prepayments of Standard LIBOR Loans shall be accompanied by any amounts required to be paid pursuant to Section 2.5.5(v). Failure to pledge, assign and transfer such collateral or make such payment within two (2) days after demand therefor shall be an Event of Default hereunder.

2.1.2                        All requests for Revolving Loans shall be in such form and shall be made in such manner as is consistent with the Agent’s customary practices.  The Revolving Loans shall be evidenced by separate Revolving Credit Notes of the Borrowers to each Bank substantially in the form of Exhibit A-1 attached hereto (collectively, the “Notes”), with appropriate insertions.

2.1.3                        Each Bank and the Agent shall, and is hereby irrevocably authorized by the Borrowers to, enter on the schedule forming a part of the respective Notes or otherwise in its records appropriate notations evidencing the date and the amount of each Loan, the interest rate applicable thereto and the date and amount of each payment of principal made by the Borrowers with respect thereto; and in the absence of manifest error, such notations shall constitute conclusive evidence thereof.  Each Bank and the Agent is hereby irrevocably authorized by the Borrowers to attach to and make a part of the Notes a continuation of any such schedule as and when required.  No failure on the part of either Bank or the Agent to make any endorsement of a notation as provided in this subsection 2.1.3 shall in any way affect any Loan, or the rights or obligations of the Agent, the Banks or the Borrowers with respect thereto.

2.2                                 Loan Account.  The Agent shall enter Revolving Loans as debits in the Loan Account.  The Agent shall also record in the Loan Account all payments made by the Borrowers on account of Revolving Loans, and may also record therein, in accordance with customary accounting practices, other debits and credits, including customary banking charges and all interest, fees, charges and expenses chargeable to the Borrowers under this Agreement.  The debit balance of the Loan Account shall reflect the amount of the Borrowers’ Obligations to the Banks and the Agent from time to time by reason of Revolving Loans and other appropriate charges permitted hereunder.  Periodically, the Agent shall render a statement of account showing as of its date the debit balance of the Loan Account which, unless within thirty (30) days of the Borrowers’ receipt of such statement notice to the contrary is received by the Agent from the Borrowers, shall be considered prima facie evidence that it is correct and accepted by Borrowers in the absence of manifest error.

2.3                                 Reduction of Revolving Credit Commitment.  The Borrowers shall have the right at any time and from time to time upon five (5) Business Days’ prior written notice to the Agent to reduce by $500,000 or an integral multiple thereof or terminate entirely the unborrowed portion of the Revolving Credit Commitment, whereupon the Revolving Credit Commitments of the Banks shall be reduced pro rata in accordance with their respective Commitment Percentages of the amount specified in such notice, or, as the case may be, terminated.  Promptly after receiving any notice of the Borrowers delivered pursuant to this Section 2.3, the Agent will notify the Banks of the substance thereof.  Upon the effective date of any such reduction or termination, the Borrowers shall pay to the Agent, for the ratable account of each Bank, the full amount of any commitment fee then accrued pursuant to Section 2.5.2 hereof on the amount of the reduction.  If the Borrowers reduce the Revolving Credit Commitment hereunder, any commitment fee payable thereafter under Section 2.5.2 hereof shall be payable with respect to the Revolving Credit Commitment as so reduced or terminated.  No reduction of the Revolving Credit Commitment may be reinstated.

2.4                                 Payment.

2.4.1                        (i) Loans bearing interest at a rate determined by reference to the Prime Rate may be prepaid from time to time in whole or in part, without premium or penalty, provided that interest accrued on the amounts so prepaid to the date of such payment and all (if any) outstanding fees and charges in respect thereof must be paid at the time of any such prepayment.  Amounts so paid and other amounts may be borrowed and reborrowed from time to time as provided in Section 2.1 hereof. (ii) No Loan bearing interest at a rate determined by reference to the Standard LIBOR Rate may be prepaid by the Borrowers prior to the last day of any Interest Period applicable to such Loan.

2.4.2                        Notwithstanding the foregoing, the Borrowers jointly and severally promise to pay on the Revolving Loan Maturity Date, and there shall become absolutely due and payable on the Revolving Loan Maturity Date, all outstanding Revolving Loans and the Notes, together with all unpaid interest accrued thereon and all fees and other amounts due hereunder.  In the case of any partial prepayment of the Notes, the total amount of such partial prepayment shall be allocable between or among the Notes pro rata in accordance with the Commitment Percentage of each Bank.

2.4.3                        The Revolving Loan Maturity Date may be extended for one or more additional one-year periods as follows:

(i)                                     not sooner than ninety (90) and not later than forty-five (45) days prior to each anniversary of the date of this Agreement, the Borrowers may, by written notice to the Agent, request a one-year extension of the Revolving Loan Maturity Date, and the Agent shall forthwith inform each Bank of such request;

(ii)                                  each Bank shall thereafter have thirty (30) days after notice from the Agent regarding the Borrowers’ request to extend the Revolving Loan Maturity Date, to notify the Agent whether it will consent to the Borrowers’ request, and the Agent shall forthwith inform the Borrowers of each Bank’s decision;

(iii)                               if the Agent notifies the Borrowers that either Bank has elected not to consent to the Borrowers’ request or has failed to respond within such thirty (30) day period (such Bank a “Non-Consenting Bank”), then the Borrowers shall have the right to recommend to the Agent, within 5 days after notice from the Agent, a replacement for the Non-Consenting Bank with another bank acceptable to the remaining Bank(s);

(iv)                              if the Non-Consenting Bank is not replaced, or if both Banks have elected not to consent to the Borrowers’ request, or if the replacement bank is not acceptable to the remaining Bank(s), in each case prior to the Revolving Loan Maturity Date, then the Agreement shall be terminated on the then current Revolving Loan Maturity Date;

(v)                                 if the Non-Consenting Bank is so replaced or if both Banks have consented to the Borrowers’ request, then the Revolving Loan Maturity Date shall be extended for an additional one-year period; and

(vi)                              it is acknowledged and agreed by the parties hereto that upon any request for an extension of the Revolving Loan Maturity Date made by the Borrowers after the first anniversary of the date of this Agreement, the Banks shall have the right to review the interest rates and fees applicable to the Loans and require a modification thereof as a precondition to approving the requested extension of the Revolving Loan Maturity Date.

2.5                                 Interest and Fees.

2.5.1                        (i) Except to the extent the Borrowers are permitted and have chosen the alternatives set forth in Sections 2.5.4 and/or 2.5.5 hereof, the entire unpaid principal (not at the time overdue) of each Revolving Loan shall bear interest at a rate per annum equal to the Prime Rate plus the Applicable Prime Rate Margin in effect from time to time.  Upon and after the occurrence of an Event of Default, and during the continuation thereof, the unpaid balance of the Revolving Loans shall bear interest, to the extent permitted by law, at the annual rate of interest equal to three percent (3%) above the Prime Rate plus the Applicable Prime Rate Margin in effect on the first Business Day following the occurrence of such Event of Default, which interest shall be compounded monthly and payable on demand.  Any change in the Prime Rate shall result in a change on the same day in the rate of interest to accrue from and after such day on the unpaid balance of principal of the Revolving Loans.  Except as provided in the second sentence of this Section 2.5.1, interest on Revolving Loans shall be payable monthly in arrears on the first Business Day of the next succeeding month, commencing on the first such date following the date hereof, with the final payment at maturity of the Revolving Loan.

(ii) For purposes of this Section 2.5.1 and also Section 2.5.4 below, (x) the “Applicable Prime Rate Margin” shall be equal to the annual percentage determined for each Rate Period by reference to Table 1 below, (y) the “Applicable Euroloan Margin” shall be equal to the annual percentage determined for each Rate Period by reference to Table 1 below, and (z) the “Applicable

Commitment Fee Margin” shall be equal to the annual percentage determined for each Rate Period by reference to Table 1 below:

Table 1

Funded Debt Ratio	Applicable Prime Rate Margin	Applicable Euroloan Margin	Applicable Commitment Fee Margin

a) greater than 2.5 to 1	0.00%	1.500%	0.375%

b) greater than 2.0 to 1, but less than or equal to 2.5 to 1	0.00%	1.125%	0.325%

c) greater than 1.5 to 1, but less than or equal to 2.0 to 1	0.00%	0.875%	0.250%

d) greater than 1.0 to 1, but less than or equal to 1.5 to 1	0.00%	0.750%	0.200%

e) less than or equal to 1.0 to 1	0.00%	0.500%	0.175%

For purposes of determining the Applicable Prime Rate Margin, the Applicable Euroloan Margin and the Applicable Commitment Fee Margin, the Funded Debt Ratio will be tested quarterly based on the financial statements required to be delivered pursuant to Section 5.1(ii) hereof (and pursuant to Section 5.1(i) hereof in the case of the Borrowers’ fiscal year-end).  For purposes of determining the interest rate for any Rate Period hereunder, any interest rate change shall be effective five (5) days after the date on which the financial statements required to be delivered pursuant to Sections 5.1(i) or 5.1(ii), as applicable, are delivered to the Agent and the Banks, together with a notice to the Agent (which shall be verified by the Agent) specifying any change in the Applicable Prime Rate Margin, the Applicable Euroloan Margin and the Applicable Commitment Fee Margin, and if the Borrowers have failed to deliver the financial statements required to be delivered by them pursuant to Sections 5.1(i) or  5.1(ii), as applicable, the Applicable Prime Rate Margin, the Applicable Euroloan Margin and the Applicable Commitment Fee Margin shall automatically be increased to 0.50%, 1.50% and 0.375%, respectively, until such financial statements are delivered.

2.5.2                        The Borrowers jointly and severally agree to pay to the Agent for the account of the Banks, to be allocated between the Banks in accordance with their Commitment Percentages, a fee on the daily average unused amount of the Revolving Credit Commitment from time to time available during the period commencing on the date hereof and ending on the Revolving Loan Maturity Date (as the same may be extended pursuant to Section 2.4.3 hereof), in accordance with the Applicable Commitment Fee Margin, and payable quarterly in arrears on the last day of each March, June, September and December in each year, commencing on the first such date following the date hereof, and also payable on the date on which such Revolving Credit Commitment shall terminate in full hereunder.

2.5.3                        The Borrowers jointly and severally agree to pay to the Agent for the account of the Banks, to be allocated between the Banks in accordance with their Commitment Percentages,  any and all reasonable charges customarily made by banks against borrowers.

2.5.4                        (i)                                     At the option of the Borrowers, so long as there is not then continuing any Event of Default or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, the Borrowers may elect from time to time prior to the Revolving Loan Maturity Date to request that all or a portion of the Revolving Credit Loans shall bear interest during any particular Interest Period at the Euroloan Advantage Rate; provided that any such Revolving Credit Loan shall be in an integral multiple of $100,000 with respect to any single Interest Period.  Any election by the Borrowers to request that a Revolving Credit Loan bear interest at the Euroloan Advantage Rate shall be made by notice (which shall be irrevocable) to the Agent on the date of borrowing such Euroloan Advantage Loan, specifying the Euroloan Advantage Rate Amount and, with respect to the initial request, the duration of the proposed Interest Period (which must be for one, three, or six months, which shall thereupon become the duration for each subsequent Interest Period hereunder, and which shall expire not later than the Revolving Loan Maturity Date).  Subject to expiration no later than the Revolving Loan Maturity Date, any such election of a Euroloan Advantage Rate shall be automatically extended at the end of the expiring Interest Period for the same Interest Period as selected on the date of this Agreement.  Except as otherwise provided herein, each Euroloan Advantage Rate Amount shall bear interest during each Interest Period relating thereto at an annual rate (the “Euroloan Advantage Rate”) equal to the Eurocurrency Advantage Rate plus the Applicable Euroloan Margin.  Interest on each Euroloan Advantage Rate Amount shall be payable in Dollars on the first Business Day of each month, as selected by the Borrowers on the date of this Agreement (the “Advantage Interest Payment Date”).  If a month does not contain a day that numerically corresponds to the date of the Advantage Interest Payment Date, the Advantage Interest Payment Date shall be the last day of such month.

(ii)                                  The Agent shall send a monthly billing notice to the Borrowers in accordance with its customary practice which also sets forth the applicable Euroloan Advantage Rate.  Each such notice shall, absent manifest error, be conclusive and binding upon the Borrowers.

(iii)                               If on any date on which the Euroloan Advantage Rate would otherwise be set the Agent shall have determined in good faith (which determination shall be final and conclusive) that, by reason of changes affecting the interbank Eurocurrency market for Dollar deposits, adequate and reasonable means do not exist for ascertaining the Eurocurrency Advantage Rate, or at any time the Agent shall have determined in good faith (which determination shall be final and conclusive) that:

(a)                                  the making of a Euroloan Advantage Loan has been made impracticable or unlawful by (1) the occurrence of a contingency that materially and adversely affects the interbank Eurocurrency market for Dollar deposits or (2) compliance by the Agent or any Bank in good faith with any applicable law or governmental regulation, guideline or order or interpretation or change thereof by any governmental authority charged with the interpretation or administration thereof or with any request or directive of any such governmental authority (whether or not having the force of law); or

(b)                                 the Eurocurrency Advantage Rate shall no longer represent the effective cost to the Agent for Dollar deposits in the interbank market for deposits in which the Agent regularly participates;

then, and in any such event, the Agent shall forthwith so notify the Borrowers thereof.  Until the Agent notifies the Borrowers that the circumstances giving rise to such notice no longer apply, the obligation of the Agent and the Banks to allow the selection by the Borrowers of the type of Loans affected by the contingencies described in this Subsection 2.5.4(iii) (herein called “Affected Advantage Loans”) shall be suspended.  If at the time the Agent so notifies the Borrowers, the Borrowers have previously requested one or more Affected Advantage Loans but such Loans have not yet gone into effect, such notification shall be deemed to be void and the Borrowers may request Loans at the rate of interest provided in Section 2.5.1(i) hereof.

Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given) the Borrowers shall, with respect to the outstanding Affected Advantage Loans, prepay the same, together with interest thereon and may request a Loan of another type in accordance with Section 2.5.1(i) hereof.

(iv)                              If any Interest Period in respect of a Euroloan Advantage Rate Amount would otherwise end on a day which is not a Business Day for Euroloan Advantage Rate purposes, that Interest Period shall end on the Business Day next preceding or next succeeding such day as determined by the Agent in accordance with its usual practices and of which the Agent notifies the Borrowers at the beginning of such Interest Period.

2.5.5                        (i)                                     In addition, at the option of the Borrowers, so long as there is not then continuing any Event of Default or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, the Borrowers may elect from time to time prior to the Revolving Loan Maturity Date to request that all or a portion of the Revolving Credit Loans shall bear interest during any particular Interest Period at the Standard LIBOR Rate; provided that any such Revolving Credit Loan shall be in an integral multiple of $100,000 with respect to any single Interest Period.  Any election by the Borrowers to request that a Revolving Credit Loan bear interest at the Standard LIBOR Rate shall be made by notice (which shall be irrevocable) to the Agent at least three (3) Business Days prior to the first day of the proposed Interest Period, specifying the Standard LIBOR Rate Amount and the duration of the proposed Interest Period (which must be for one, two, three, or six months and which shall expire not later than the Revolving Loan Maturity Date).  Any such election of a Standard LIBOR Rate shall lapse at the end of the expiring Interest Period unless extended by a further election notice as hereinbefore provided .  Except as otherwise provided herein, each Standard LIBOR Rate Amount shall bear interest during each Interest Period relating thereto at an annual rate (the “Standard LIBOR Rate”) equal to the LIBOR Rate plus the Applicable Euroloan Margin.  Interest on each Standard LIBOR Rate Amount shall be payable in Dollars (a) on the last day of each Interest Period relating thereto, or (b) if any Interest Period is longer than three months, on the last day of each three-month period following the commencement of such Interest Period and on the last day of such Interest Period.

(ii)                                  The Borrowers shall pay to the Agent, for the account of the applicable Bank, the Reserve Charge, if any, incurred by any Bank with respect to Standard LIBOR Rate Amounts of the Revolving Loans outstanding from time to time on the dates interest is payable on such Standard LIBOR Rate Amounts.

(iii)                               The Agent shall forthwith upon determining any Standard LIBOR Rate provide notice thereof to the Borrowers.  Each such notice shall, absent manifest error, be conclusive and binding upon the Borrowers.

(iv)                              If on any date on which the Standard LIBOR Rate would otherwise be set the Agent shall have determined in good faith (which determination shall be final and conclusive) that, by reason of changes affecting the interbank Eurocurrency market for Dollar deposits, adequate and reasonable means do not exist for ascertaining the LIBOR Rate, or at any time the Agent shall have determined in good faith (which determination shall be final and conclusive) that:

(a)                                  the making of a Standard LIBOR Loan has been made impracticable or unlawful by (1) the occurrence of a contingency that materially and adversely affects the interbank Eurocurrency market for Dollar deposits or (2) compliance by the Agent or any Bank in good faith with any applicable law or governmental regulation, guideline or order or interpretation or change thereof by any governmental authority charged with the interpretation or administration thereof or with any request or directive of any such governmental authority (whether or not having the force of law); or

(b)                                 the LIBOR Rate shall no longer represent the effective cost to the Agent for Dollar deposits in the interbank market for deposits in which the Agent regularly participates;

then, and in any such event, the Agent shall forthwith so notify the Borrowers thereof.  Until the Agent notifies the Borrowers that the circumstances giving rise to such notice no longer apply, the obligation of the Agent and the Banks to allow the selection by the Borrowers of the type of Loans affected by the contingencies described in this Subsection 2.5.5(iv) (herein called “Affected Standard LIBOR Loans”) shall be suspended.  If at the time the Agent so notifies the Borrowers, the Borrowers have previously requested one or more Affected Standard LIBOR Loans but such Loans have not yet gone into effect, such notification shall be deemed to be void and the Borrowers may request Loans at the rate of interest provided in Section 2.5.1(i).

Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given) the Borrowers shall, with respect to the outstanding Affected Standard LIBOR Loans, prepay the same, together with interest thereon and any amounts required to be paid pursuant to Section 2.5.5(v) and may request a Loan of another type in accordance with Section 2.5.1(i) hereof.

(v)                                 If, notwithstanding Section 2.4.1(ii) hereof, for any reason any payment or prepayment of principal of a Standard LIBOR Rate Amount is made on any day other than the last day of an Interest Period, then the Borrowers shall reimburse the Agent or the applicable Bank for such amount as the Agent or such Bank certifies to be the amount that will compensate the Agent or such Bank for the resulting loss, if any.

2.5.6                        If after the date hereof, either Bank shall have determined that the adoption of any applicable law, rule, regulation, guideline, directive or request (whether or not having the force of law) regarding capital requirements for banks or bank holding companies, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Bank with any of the foregoing imposes or increases a requirement by such Bank to allocate capital resources to such Bank’s commitment to make Loans or Swing Line Loans hereunder which has or would have the effect of reducing the return on such Bank’s capital to a level below that which such Bank could have achieved (taking into consideration such Bank’s then existing policies with respect to capital adequacy and assuming full utilization of such Bank’s capital) but for such adoption, change or compliance by any amount deemed by such Bank to be material, then:  (i) the Agent shall promptly after its determination of such occurrence give notice thereof to the Borrowers; and (ii) the Borrowers shall pay to the Agent, for the account of the applicable Bank, as an additional fee from time to time on demand such amount as such Bank certifies to be the amount that will compensate such Bank for such reduction.  A certificate of the applicable Bank claiming compensation under this Section shall be conclusive in the absence of manifest error.  Such certificate shall set forth the nature of the occurrence giving rise to such compensation, the additional amount or amounts to be paid to it hereunder and the method by which such amounts were determined.  In determining such amount, such Bank may use any reasonable averaging and attribution methods.  The provisions of this Section 2.5.6 shall be applied to the Borrowers so as not to discriminate against the Borrower vis-a-vis other customers of the applicable Bank.

2.5.7                        Anything hereinbefore to the contrary notwithstanding, if, after the date hereof, any present or future applicable law (which expression, as used in this Agreement, includes statutes and rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time heretofore or hereafter made upon or otherwise issued to the Agent or either Bank by any central bank or other fiscal, monetary or other authority, whether or not having the force of law) shall (i) subject the Agent or either Bank to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the maximum amount of any Loan, any Swing Line Loan, any other Loan Document, including, without limitation, the Notes, the Swing Line Note or the payment to the Agent or either Bank of any amounts due to it thereunder or hereunder, or (ii) materially change the basis of taxation of payments to the Agent or either Bank of the principal or the interest on or any other amounts payable to the Agent or either Bank hereunder, under the Notes, the Swing Line Note or under any other Loan Document, or (iii) impose or increase or render applicable any special or supplemental special deposit or reserve or similar requirements or assessment against assets held by, or deposits in or for the account of, or any liabilities of, or loans by an office of the Agent or either Bank in respect of the transactions contemplated herein, or (iv) impose on the Agent or either Bank any other conditions or requirements with respect to this Agreement, the maximum amount of any Loan, any Swing Line Loan, the Notes, the Swing Line Note or any other Loan Document, and the result of any of the foregoing is (a) to increase the cost to the Agent or either Bank of making, funding or maintaining all or any part of the Loans or Swing Line Loans or the commitment thereto, or (b) to reduce the amount of principal, interest or other amount payable to the Agent or either Bank hereunder, under the Notes, the Swing Line Note or under any other Loan Document or (c) to require the Agent or either Bank to make any payment or to forgo any interest or other sum payable hereunder, under the Notes, the Swing Line Note or under any other Loan Document, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by the Agent or either Bank from the Borrowers hereunder, under the Notes, the Swing Line Note or under any other Loan Document, then, and in each such case not otherwise provided for hereunder, the Borrowers will, upon demand made by the Agent or such Bank accompanied by calculations thereof in reasonable detail, pay to the Agent or such Bank such additional amounts as will be sufficient to compensate the Agent or such Bank for such additional cost, reduction, payment or foregone interest or other sum, provided that the foregoing provisions of this sentence shall not apply in the case of any additional cost, reduction, payment or foregone interest or other sum resulting from any taxes charged upon or by reference to the overall net income, profits or gains of the Agent or such Bank.

2.5.8                        Anything hereinbefore to the contrary notwithstanding, if at any time, whether as a result of the application of any present or future law (which expression, as used in this Agreement, includes statutes and rules and regulations thereunder and interpretations thereof by any competent court or by any governmental body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time heretofore or hereafter made upon or issued to the Agent or either Bank by any central bank or any fiscal, monetary or other authority, whether or not having the force of law), changes in any present or future law, subsequent transactions by the Borrowers, changes in the ratio of Indebtedness of the Borrowers to Tangible Net Worth or otherwise, the Agent or either Bank is deemed to be involved in a so-called “highly leveraged transaction” by virtue of its having extended or its maintaining the Loans, then the Agent shall notify the Borrowers thereof.  The Agent or such Bank and the Borrowers shall thereupon commence negotiations in good faith to agree on the extent to which fees, interest rates and/or margins hereunder should be increased so as to reflect the Agent’s or such Bank’s involvement in a “highly leveraged transaction.”  If the Borrowers and the Agent or such Bank agree on the amount of such increase or increases, this Agreement shall be promptly amended to give effect to such increase or increases.  If the Borrowers and the Agent or such Bank fail so to agree within thirty (30) days after the date on which the Borrowers receive notice from the Agent or such Bank as provided above, then the Agent and the Banks may, at their option, at any time thereafter by notice to the Borrowers, terminate the Revolving Credit Commitment and the Swing Line Commitment, effective not less than one hundred and twenty (120) days after the giving of such notice of termination, and on the effective date of such termination the commitment to make Loans and Swing Line Loans hereunder shall terminate and the Notes and the Swing Line Note shall become due and payable in full.

2.5.9                        The Borrowers authorize the Agent and each Bank to charge to the Loan Account or, without double-charging, to any deposit account which the Borrowers may maintain with the Agent or such Bank, the interest, fees, charges, taxes and expenses provided for in this Agreement or any other document executed or delivered in connection herewith.

2.6                                 Swing Line Commitment.  Subject to the terms and conditions hereof, Citizens (in such capacity, the “Swing Line Lender”) agrees to make available to the Borrowers a portion of the credit otherwise available to the Borrowers hereunder from time to time prior to the Revolving Loan Maturity Date by making swing line loans (“Swing Line Loans”) to the Borrowers, jointly and severally, in an aggregate principal amount not to exceed at any one time outstanding the Swing Line Commitment; provided that (a) the aggregate principal amount of Swing Line Loans outstanding at any time shall not exceed the Swing Line Commitment then in effect (notwithstanding that the Swing Line Loans outstanding at any time, when aggregated with the Swing Line Lender’s other outstanding Loans hereunder, may exceed the Swing Line Commitment then in effect) and (b) the Borrowers shall not request, and the Swing Line Lender shall not be obligated to make, any Swing Line Loan if, after giving effect to the making of such Swing Line Loan, the aggregate amount of the Loans and the Swing Line Loans exceed the Revolving Loan Maximum Amount.  Prior to the Revolving Loan Maturity Date, the Borrowers may use the Swing Line Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof.  Swing Line Loans shall bear interest solely by reference to the Euroloan Advantage Rate.  The Borrowers may use the proceeds of Revolving Loans from time to time to repay any outstanding Swing Line Loans.  The Borrowers, jointly and severally, shall repay all outstanding Swing Line Loans on the Revolving Loan Maturity Date.  On the date of this Agreement, the Borrowers shall deliver to the Swing Line Lender a Swing Line Note to evidence the Swing Line Loans from time to time made by the Swing Line Lender to the Borrowers hereunder.

2.7.                              Procedure for Swing Line Borrowing; Interest on Swing Line Loans.  Whenever the Borrowers desire that the Swing Line Lender make Swing Line Loans under Section 2.6 hereof, the Borrowers shall give the Swing Line Lender irrevocable telephonic notice confirmed promptly in writing (which telephonic notice must be received by the Swing Line Lender not later than 1:00 P.M., Boston time, on the proposed borrowing date), specifying (a) the amount to be borrowed and, (b) the requested borrowing date (which shall be a Business Day prior to the Revolving Loan Maturity Date); and not later than 3:00 P.M., Boston time, on the borrowing date specified in the notice in respect of Swing Line Loans, the Swing Line Lender shall make the proceeds of such Swing Line Loan available to the Borrowers on such borrowing date in accordance with the instructions of the Borrowers.  The Borrowers, jointly and severally, shall pay interest on the unpaid balance of the Swing Line Loans from time to time outstanding at a per annum rate equal to the Euroloan Advantage Rate.  Interest on the Swing Line Loans shall be payable monthly on the Advantage Interest Payment Date until all of the Indebtedness of the Borrowers to the Swing Line Lender hereunder shall have been paid in full.

2.8                                 Refunded Swing Line Loans; Swing Line Loan Participations.  (a) The Swing Line Lender, at any time and from time to time in its sole and absolute discretion, but in any event on the last Business Day of each week, may, on behalf of the Borrowers (which hereby irrevocably direct the Swing Line Lender to act on their behalf) on one Business Day’s notice given by the Swing Line Lender no later than 12:00 noon, Boston time, request each Bank to make, and each Bank hereby agrees to make, a Revolving Loan in an amount equal to such Bank’s Commitment Percentage of the aggregate amount of the Swing Line Loans (the “Refunded Swing Line Loans”) outstanding on the date of such notice, to repay the Swing Line Lender.  Unless any of the events described in Section 6.1(vi), (vii) or (viii) shall have occurred and be continuing (in which case the procedures of Section 2.8(c) shall apply), each Bank shall make the amount of such Revolving Loan available to the Agent at its office in immediately available funds, not later than 10:00 A.M., Boston time, one Business Day after the date of such notice.  The proceeds of such Revolving Loan shall be immediately applied by the Swing Line Lender to repay the Refunded Swing Line Loans.  Effective on the day such Revolving Loans are made, the portion of the Swing Line Loans so paid shall no longer be outstanding as Swing Line Loans and shall be outstanding as Revolving Loans and owed to the Banks in accordance with their respective Commitment Percentages.  The Borrowers irrevocably authorize the Swing Line Lender to charge the Borrowers’ accounts with the Agent (up to the amount available in each such account) to immediately pay the amount of such Refunded Swing Line Loans to the extent amounts received from the Banks are not sufficient to repay all such Refunded Swing Line Loans.

(b)                                 The making of any Swing Line Loan hereunder shall be subject to the satisfaction of the applicable conditions precedent thereto set forth in Section 4.2.  The Swing Line Lender shall notify the Borrowers of its election not to make Swing Line Loans hereunder as a result of the failure to satisfy such conditions precedent, unless an Event of Default of the type specified in Section 6.1(vi), (vii) or (viii) shall have occurred and be continuing.

(c)                                  If prior to the time a Revolving Loan would have otherwise been made pursuant to Section 2.1.1 hereof one of the events described in Section 6.1(vi), (vii) or (viii) shall have occurred and be continuing, each Bank shall, on the date such Revolving Loan was to have been made pursuant to the notice referred to in Section 2.8(a) (the “Refunding Date”), purchase an undivided participating interest in an amount equal to (i) its Commitment Percentage times (ii) the aggregate principal amount of Swing Line Loans then outstanding which were to have been repaid with such Revolving Loans (the “Swing Line Participation Amount”).  On the Refunding Date, each Bank shall transfer to the Swing Line Lender, in immediately available funds, such Banks’ Swing Line Participation Amount, and upon receipt thereof the Swing Line Lender shall deliver to such Bank a Swing Line Loan participation certificate dated the date of the Swing Line Lender’s receipt of such funds in such Swing Line Participation Amount, and otherwise in form and substance satisfactory to the Swing Line Lender and such Bank.

(d)                                 Whenever, at any time after the Swing Line Lender has received from any Bank such Banks’ Swing Line Participation Amount, the Swing Line Lender receives any payment on account of the Swing Line Loans, the Swing Line Lender will distribute to such Bank its Swing Line Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank’s participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Bank’s pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swing Line Loans then due); provided, however, that in the event that such payment received by the Swing Line Lender is required to be returned, such Bank will return to the Swing Line Lender any portion thereof previously distributed to it by the Swing Line Lender.

(e)                                  Each Bank’s obligation to make the Loans referred to in Section 2.8(a) and to purchase a participating interest pursuant to Section 2.8(c) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Bank or the Borrowers may have against the Swing Line Lender, the Borrowers or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 4.2; (iii) any adverse change in the condition (financial or otherwise) of the Borrowers; (iv) any breach of this Agreement or any other Loan Document by the Borrowers or any other Bank; or (v) any other circumstances, happening or event whatsoever, whether or not similar to any of the foregoing.

SECTION 3.                                REPRESENTATIONS AND WARRANTIES.

The Borrowers hereby jointly and severally represent and warrant to the Agent and each Bank as follows:

3.1                                 Organization and Qualification.  Each of the Borrowers and its Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation as indicated on Exhibit B attached hereto; (ii) has all requisite corporate power and authority to own its property and conduct its business as now conducted and as presently contemplated; and (iii) is duly qualified and in good standing in each jurisdiction (which jurisdictions are listed on Exhibit B attached hereto) where the nature of its properties or its business requires such qualification, except where the failure to be so qualified would not have a material and adverse effect on the condition (financial or otherwise), properties, business or results of operations of the Borrowers and their respective Subsidiaries taken as a whole.

3.2                                 Corporate Authority.  The execution, delivery and performance of this Agreement, the Notes, the Swing Line Note and the other Loan Documents and the transactions and other documents contemplated hereby and thereby are within each Borrower’s corporate authority, have been authorized by all necessary corporate proceedings on the part of such Borrower, and do not and will not (i) contravene any provision of law (except for any contravention as would not materially and adversely affect the condition (financial or otherwise), properties, business or results of operations of the Borrowers and their respective Subsidiaries taken as a whole), or its or any of its Subsidiaries’ charter documents or by-laws (each as in effect from time to time), or (ii) contravene any provisions of, or constitute an Event of Default hereunder or a default under, or an event which with the lapse of time or the giving of notice, or both, would constitute an Event of Default hereunder or a default under any other agreement, instrument, judgment, order, decree, permit, license or undertaking binding upon or applicable to such Borrower, any Subsidiary of such Borrower or any of their respective properties, or result in the creation of any mortgage, pledge, security interest, lien, encumbrance or charge upon any of the properties or assets of such Borrower or any Subsidiary of such Borrower, or (iii) require any waivers, consents or approvals by any of the creditors or trustees for creditors of such Borrower or any Subsidiary of such Borrower, or (iv) require any consents or approvals by any shareholders of such Borrower or any Subsidiary of such Borrower, or (v) require any approval, consent, order, authorization or license by, or giving notice to, or taking any other action with respect to, any governmental or regulatory authority or agency, except those actions that have been taken or will be taken prior to the date of this Agreement, under any provision of any applicable law.

3.3                                 Valid Obligations.  The agreements and obligations of each Borrower in this Agreement, the Notes, the Swing Line Note and the other Loan Documents to which such Borrower is a party constitute legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors’ rights generally, and except as the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

3.4                                 Approvals and Consents.  The execution, delivery and performance of this Agreement, the Notes, the Swing Line Note and the other Loan Documents and the transactions and other documents contemplated hereby and thereby do not require any approval or consent of, or filing or registration with, any governmental or other agency or authority or any other Person, except as disclosed on Exhibit B attached hereto.

3.5                                 Title to Properties; Absence of Liens.  As of the date of this Agreement, each of the Borrowers and its Subsidiaries has good and marketable title to all of its respective properties, assets and rights of every name and nature now purported to be owned by it, including, without limitation, the properties, assets and rights reflected in the Year-End Financial Statement, in each case free from all liens, charges and encumbrances whatsoever except for insubstantial defects in title which do not materially detract from the value or impair the use of the affected properties and liens, charges or encumbrances permitted under Section 5.7 hereof, and as of the date of this Agreement its Obligations under the Loan Documents rank at least pari passu as to the right of repayment with all its other Indebtedness for borrowed money except as set forth on Exhibit B attached hereto.  The rights, properties and other assets presently owned, leased or licensed by any of the Borrowers or any of their respective Subsidiaries and described elsewhere in this Agreement include all rights, properties and other assets necessary to permit the Borrowers and their respective Subsidiaries to conduct their respective businesses in all material respects in the same manner as such businesses are being conducted on the date of this Agreement.

3.6                                 Compliance.  Except as set forth in Exhibit B attached hereto, each of the Borrowers and its Subsidiaries has all necessary permits, approvals, authorizations, consents, licenses, franchises, registrations and other rights and privileges (including patents, trademarks, trade names and copyrights) to allow it to own and operate its business without any violation of law or the rights of others (except for any such violation as would not materially and adversely affect the condition (financial or otherwise), properties, business or results of operations of the Borrowers and their respective

Subsidiaries taken as a whole); and each of the Borrowers and its Subsidiaries is duly authorized, qualified and licensed under and in compliance with all applicable laws, regulations, authorizations and orders of public authorities (except where the failure to comply would not materially and adversely affect the condition (financial or otherwise), properties, business or results of operations of the Borrowers and their respective Subsidiaries taken as a whole).

3.7                                 Financial Statements.  The Borrowers have furnished to the Agent and the Banks the Consolidated balance sheet and statement of income of the Borrowers and their respective Subsidiaries as at September 28, 2002 and for the fiscal year then ended certified by the Borrowers’ Accountants (the “Year-End Financial Statement”), which was prepared in accordance with GAAP and fairly presents the financial position of the Borrowers and their respective Subsidiaries as at the close of business on such date and the results of operations for the fiscal year period then ended, along with Courier’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 28, 2002 as filed with the Securities and Exchange Commission.  The Borrowers have also furnished to the Agent and the Banks projections of the Borrowers’ and their respective Subsidiaries’ results of operations for the fiscal year ended September 27, 2003, all of which were made in good faith and based on assumptions which the Borrowers believed reasonable when made and continue to be reasonable at the date hereof.  At the date hereof, the Borrowers and their respective Subsidiaries have no Indebtedness or other liabilities, debts or obligations involving amounts material to the Borrowers and their respective Subsidiaries taken as a whole, whether accrued, absolute or, to the best knowledge of the Borrowers, contingent, and whether due or to become due, including, but not limited to, liabilities or obligations on account of taxes or other governmental charges, that are not set forth on Exhibit C attached hereto or reflected in the Year-End Financial Statement or in such Form 10-Q.  Since the date of such Form 10-Q there have been no changes in the assets, liabilities, financial condition or business of the Borrowers and their respective Subsidiaries taken as a whole, the effect of which has, in the aggregate, been materially adverse, except as set forth on Exhibit B attached hereto.

3.8                                 No Events of Default.  As of the date of this Agreement, no Event of Default exists, and no event or condition exists which, with the passage of time or the giving of notice, or both, would constitute an Event of Default.

3.9                                 Taxes.  Each of the Borrowers and its Subsidiaries has filed all federal, state and other tax returns required to be filed and all material taxes, assessments and other such governmental charges due from the Borrowers and their respective Subsidiaries have been fully paid.  Except as set forth on Exhibit B attached hereto, neither any Borrower nor any Subsidiary of any Borrower has executed any waiver that would have the effect of extending the applicable statute of limitations in respect of tax liabilities involving amounts material to the Borrowers taken as a whole.  Each of the Borrowers and its Subsidiaries has established on its books reserves in accordance with GAAP for the payment of all federal, state and other tax liabilities.

3.10                           Litigation. Except as set forth on Exhibit B attached hereto, there is no litigation, proceeding or governmental investigation, civil or criminal, administrative or judicial, pending or, to the best knowledge of the Borrowers, threatened against any Borrower or any Subsidiary of any Borrower which, if decided adversely to such Borrower or such Subsidiary would have a materially adverse effect on the condition (financial or otherwise), properties, business or results of operations of the Borrowers and their respective Subsidiaries taken as a whole or on the ability of the Borrowers to perform their obligations hereunder, under the Notes, under the Swing Line Note, under the other Loan Documents to which any Borrower is a party or under any other agreement or document contemplated hereby, nor is any substantial basis for any such litigation known to exist.

3.11                           Margin Rules.  No portion of any Loan or Swing Line Loan is to be used for the purpose of purchasing or carrying any “margin security” or “margin stock” as such terms are used in Regulations G, U or X of the Board of Governors of the Federal Reserve System.

3.12                           Restrictions on the Borrowers.  Neither any Borrower nor any Subsidiary of any Borrower is party to or bound by any contract, agreement or instrument, nor subject to any charter or other corporate restriction, materially and adversely affecting the condition (financial or otherwise), properties, business or results of operations of the Borrowers and their respective Subsidiaries taken as a whole.

3.13                           ERISA.  (i) Each “Employee Pension Benefit Plan” (as such term is defined in Section 3 of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder (“ERISA”)) now or heretofore maintained by any Borrower or any Affiliate (as defined solely in the second sentence of Section 1.2) (individually the “Pension Plan” and collectively the “Pension Plans”) and any “Employee Welfare Benefit Plan” (as such term is defined in Section 3 of ERISA) now or heretofore maintained by any Borrower or any Affiliate (individually the “Plan” and collectively the “Plans”) is listed on Exhibit B attached hereto and is in substantial compliance with ERISA (to the extent that ERISA is applicable); (ii) no Pension Plan, Plan or trust created thereunder, no trustee thereof, no administrator or fiduciary (other than an unrelated third party administrator or fiduciary) thereof, and neither any Borrower nor any Affiliate has engaged in a “Prohibited Transaction” (as such term is defined in Section 406 of ERISA and Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (“Prohibited Transaction”)) which would subject any such Pension Plan, Plan, trust created thereunder, trustee, administrator or fiduciary thereof or any Borrower or any Affiliate or any party dealing with any such Pension Plan, Plan or trust to a material tax or penalty on a “Prohibited Transaction” imposed under Section 4975 of the Code or Section 502 of ERISA; (iii) except as set forth on Exhibit B attached hereto, no Pension Plan or trust created thereunder has been the subject of a Reportable Event (as such term is defined in Section 4043 of ERISA), including, without limitation, the termination of any Pension Plan or trust; (iv) if and to the extent that either any Borrower or any Affiliate is a party to a multi-employer plan (as defined in Section 4001 of

ERISA), then neither any Borrower nor any Affiliate has incurred withdrawal liability, within the meaning of Section 4201 of ERISA, with respect to any such multi-employer plan and neither any Borrower nor any Affiliate has any knowledge that any such multi-employer plan to which any Borrower or any Affiliate thereof is required to contribute is in reorganization or is insolvent pursuant to Section 4241 or 4245 of ERISA; (v) no Pension Plan which is not a multi-employer Plan is insolvent or in reorganization; (vi) neither any Borrower nor any Affiliate has ceased operations at a facility with the result that any Borrower or any Affiliate thereof is to be treated as a substantial employer as provided in Section 4062(e) of ERISA, or has withdrawn from a Pension Plan with respect to which it was a “substantial employer”; (vii) neither any Borrower nor any Affiliate and no Pension Plan or trust created thereunder has incurred any “accumulated funding deficiency” (as such term is defined in Section 412 of the Code and Section 302 of ERISA) whether or not waived, since the effective date of ERISA; (viii) no condition exists which presents a material risk to any Borrower or any Affiliate of incurring a liability to or on account of a Pension Plan or Plan pursuant to any of the foregoing sections of the Code and ERISA; (ix) the aggregate current value of all assets of Pension Plans which are single-employer plans (i.e., plans which are not referred to in clause (iv) hereof), based upon actuarial assumptions which are reasonable in general and in relation to the experience of such Pension Plans, is at least equal to the aggregate current value of all accrued benefits under such Pension Plans; and (x) no Pension Plan and neither any Borrower nor any Affiliate has incurred any liability to the Pension Benefit Guaranty Corporation or any governmental authority succeeding to any and all of the functions of said corporation (the “PBGC”) over and above premiums required by law.

3.14                           Intellectual Property; Franchises.  Each of the Borrowers and its Subsidiaries, respectively, has all licenses, franchises, patents, patent applications, patent licenses, patent rights, trademark rights, trade names, trade name rights, copyrights, permits, authorizations and other rights as are necessary for the conduct of its business.  All of the foregoing are in full force and effect, and each of the Borrowers and its Subsidiaries is in compliance with the foregoing without any known conflict with the valid rights of others which would affect or impair in a material manner the condition (financial or otherwise), properties, business or results of operations of the Borrowers and their respective Subsidiaries taken as a whole.  No event has occurred which permits, or after notice of lapse of time or both would permit, the revocation or termination of any such license or other right, and materially and adversely affects the rights of any Borrower or any Subsidiary of any Borrower thereunder.  There is no litigation or other proceeding or dispute the result of which may materially and adversely affect the validity or the extension or renewal of any of the foregoing.

3.15                           Environmental and Regulatory Compliance.  Except as set forth on Exhibit B attached hereto, to the best knowledge of the Borrowers, each of the real properties owned or leased by any Borrower or any of their respective Subsidiaries, all as described on Exhibit B attached hereto, and any operations conducted thereon by any Borrower or any of their respective Subsidiaries, are presently in compliance with and have in full force and effect all permits, licenses, or approvals required by all applicable building, zoning, environmental, health, safety or other laws, ordinances or regulations (collectively, “Environmental Laws”), and any judgment, decree or order relating thereto, except for any non-compliance with respect to, or lack of possession of, the foregoing which does not have or will not have a material and adverse effect on the condition (financial or otherwise), properties, business or results of operations of the Borrowers and their respective Subsidiaries taken as a whole, and neither any Borrower nor, to the best knowledge of the Borrowers, any Subsidiary of any Borrower, has received notification that any of the foregoing properties or operations conducted by such Borrower or any such Subsidiary is in violation or alleged violation of any of the foregoing except for any violation which would not have a material and adverse effect on the condition (financial or otherwise), properties, business or results of operations of the Borrowers and their respective Subsidiaries taken as a whole.  Except as set forth on Exhibit B attached hereto, to the best knowledge of the Borrowers, neither any Borrower nor any of its respective Subsidiaries has ever generated, stored, handled or disposed of any hazardous substances, hazardous materials or oil on any of such properties or any portion thereof or in connection with any of such operations except in compliance with all applicable Environmental Laws and neither any Borrower nor, to the best knowledge of the Borrowers, any of their respective Subsidiaries is aware of the disposal, spill or release or threatened release of such substances on any of such properties or any portion thereof by any prior owner or prior occupant or prior user thereof or by anyone else, except for any such operation, storage, handling, disposal, spill, release or threatened release which, individually or in the aggregate, does not have or will not have a material and adverse effect on the condition (financial or otherwise), properties, business or results of operations of the Borrowers and their respective Subsidiaries taken as a whole.  Except as set forth on Exhibit B attached hereto, no inquiry, notice or threat to give notice by any governmental authority or any other third party has been received by any Borrower or, to the best knowledge of the Borrowers, any of their respective Subsidiaries with respect to the generation, storage, handling or disposal or release or threat of release (collectively, a “Release”) or alleged Release thereof, or with respect to any violation or alleged violation of any Environmental Laws or any judgment, decree or order relating thereto, except for any such inquiry, notice, threat of notice, violation, alleged violation, judgment, decree or order which, individually or in the aggregate, does not have or will not have a material and adverse effect on the condition (financial or otherwise), properties, business or results of operations of the Borrowers and their respective Subsidiaries taken as a whole.  Except as set forth on Exhibit B attached hereto, to the best knowledge of the Borrowers, no underground storage tanks or surface impoundments are on any of the properties owned or leased or operated by any Borrower or any of their respective Subsidiaries, except for any such underground storage tanks or surface inpoundements which, individually or in the aggregate, do not have or will not have a material and adverse effect on the condition (financial or otherwise), properties, business or results of operations of the Borrowers and their respective Subsidiaries taken as a whole.  For the purposes of this Section, (i) ”hazardous substances” shall mean “hazardous substances” as defined in the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. §9601, et seq., and regulations thereunder or under the provisions of any other applicable federal, state, county or municipal law, ordinance, rule or regulation,

(ii) ”hazardous material” and “oil” shall mean “hazardous material” and “oil,” respectively, as defined in the Massachusetts Oil and Hazardous Material Release Prevention and Response Act, as amended, M.G.L. Chapter 21E, and regulations thereunder or under the provisions of any other applicable federal, state, county or municipal law, ordinance, rule or regulation, and (iii) ”release” or “threat of release” shall mean such terms as they are defined in any of the foregoing laws, ordinances, rules or regulations, as applicable.

3.16                           Labor Relations.  Neither any Borrower nor, to the best knowledge of the Borrowers, any of their respective Subsidiaries is engaged in any unfair labor practice that would have a material adverse effect on the Borrowers and their respective Subsidiaries taken as whole.  Except as set forth in Exhibit B, there is (i) no significant unfair labor practice complaint pending against any Borrower or any Subsidiary of any Borrower or, to the best knowledge of the Borrowers, threatened against any of them, before the National Labor Relations Board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against any Borrower or any of their respective Subsidiaries or, to the best knowledge of the Borrowers, threatened against any of them, except for such complaints, grievances and arbitration proceedings which, if adversely decided, would not have a material and adverse effect on the Borrowers and their respective Subsidiaries taken as a whole, (ii) no significant strike, labor dispute, slowdown or stoppage pending against any Borrower or any of their respective Subsidiaries or, to the best knowledge of the Borrowers, threatened against any Borrower or any of their respective Subsidiaries, except for any such labor action as would not have a material and adverse effect on the Borrowers and their respective Subsidiaries taken as a whole, and (iii) to the best knowledge of the Borrowers, no significant union representation question existing with respect to the employees of any Borrower or any of their respective Subsidiaries and, to the best knowledge of the Borrowers, no union organizing activities are taking place, except for any such question or activities as would not have a material and adverse effect on the Borrowers and their respective Subsidiaries taken as a whole.

3.17                           Contracts with Affiliates, Etc.

(i)                                     Except as disclosed on Exhibit B attached hereto, and except for agreements or transactions (in each case) in the ordinary course of business and on an arm’s-length basis, neither any Borrower nor any of their respective Subsidiaries is a party to or otherwise bound by any agreements, instruments or contracts (whether written or oral) with any Affiliate other than the Loan Documents, except for any such agreement, instrument or contract as would not materially and adversely affect the condition (financial or otherwise), properties, business or results of operations of the Borrowers and their respective Subsidiaries taken as a whole.

(ii)                                  There is no Indebtedness for borrowed money in excess of $25,000 owing by any Borrower or any Subsidiary of any Borrower to any Affiliate.  Except as

disclosed on Exhibit B attached hereto, there is no Indebtedness for borrowed money owing by any Affiliate to any Borrower or any Subsidiary of any Borrower.

3.18                           Subsidiaries.  As of the date of this Agreement, all of the Subsidiaries of each Borrower are as set forth on Exhibit F attached hereto.  Each Borrower is the owner, free and clear of all liens and encumbrances, of all of the issued and outstanding capital stock of each of its Subsidiaries.  All shares of such capital stock have been validly issued and are fully paid and nonassessable, and no rights to subscribe to any additional shares have been granted, and no options, warrants or similar rights are outstanding.

3.19                           Interdependence of Borrowers.  In order to induce the Agent and each Bank to enter into this Agreement and the other Loan Documents to which it is a party, and grant the Revolving Loans and Swing Line Loans hereunder, the Borrowers hereby jointly and severally represent and warrant that:  (i) the business of each Borrower shall benefit from the successful performance of the business of each other Borrower, and all of the Borrowers as a group; (ii) each Borrower has cooperated to the extent necessary and shall continue to cooperate with each other Borrower to the extent necessary in the development and conduct of each other Borrower’s business, and shall to the extent necessary share and participate in the formulation of methods of operation, distribution, leasing, inventory control, and other similar business matters essential to each Borrower’s business; (iii) the business of each Borrower shall continue to benefit from the maintenance with the other Borrowers of common facilities and the sharing with the other Borrowers of officers, directors and staff personnel, and shall benefit from reporting its financial results on a Consolidated basis with the other Borrowers; (iv) the failure of any Borrower to cooperate with the other Borrowers in the conduct of their respective businesses shall have an adverse impact on the business of each Borrower; and (v) the failure of any Borrower to associate or cooperate with the other Borrowers is reasonably likely to impair the goodwill of such Borrower and of all of the Borrowers as a group.

3.20                           Solvency.  Both before and after giving effect to all indebtedness incurred by the Borrowers on the date of this Agreement, the Borrowers taken as a whole (i) are not Insolvent (as hereinafter defined), and will not be rendered Insolvent by the indebtedness incurred in connection therewith, (ii) will not be left with unreasonably small capital with which to engage in their businesses, even allowing for a reasonable margin of error in the projections of the future performance of the Borrowers, (iii) will not have incurred indebtedness beyond their ability to pay such indebtedness as it matures, and (iv) will not fail to have assets (both tangible and intangible) having a present fair salable value in excess of the amount required to pay the probable liability on their then existing debts (whether matured or unmatured, liquidated or unliquidated, absolute fixed or contingent).

As used herein, the term “Insolvent” means the occurrence of one or more of the following events with respect to a Borrower:  dissolution; termination of existence; insolvency within the meaning of the United States Bankruptcy Code or other applicable statutes; such Borrower’s inability to pay its debts as they come due; appointment of a receiver of any part of the property of, execution of a trust mortgage or an assignment for the benefit of creditors by, or the entry of an order for relief or the filing of a petition in bankruptcy or the commencement of any proceedings under any bankruptcy or insolvency laws, or any laws relating to the relief of debtors, readjustment of indebtedness or reorganization of debtors, or the offering of a plan to creditors for composition or extension, except for an involuntary proceeding commenced against such Borrower which is dismissed within sixty (60) days after the commencement thereof without the entry or an order for relief or the appointment of a trustee.

SECTION 4.                                CONDITIONS OF LOANS.

4.1                                 Conditions of Initial Loans and Swing Line Loans.  The obligation of each Bank to make the initial Revolving Loan and of the Agent to make the initial Swing Line Loan hereunder shall be subject to the satisfaction, prior thereto or concurrently therewith, of each of the following conditions precedent:

4.1.1                        Receipt by the Agent of the following documents, certificates and opinions in form and substance satisfactory to the Agent and each Bank and duly executed and delivered by the parties thereto:

(i)                                     This Agreement;

(ii)                                  The Notes, substantially in the form of Exhibit A-1 attached hereto, and the Swing Line Note, substantially in the form of Exhibit A-2 attached hereto;

(iii)                               A certified copy of resolutions of each Borrower’s Board of Directors evidencing the due authorization, execution and delivery of this Agreement, the Notes, the Swing Line Note, and the other Loan Documents to which such Borrower is a party and the transactions contemplated hereby;

(iv)                              Certificates as of the date hereof signed by each of the President and Clerk (or Assistant Clerk) or Secretary (or Assistant Secretary) regarding the incumbency and true signature of the officers authorized to sign the documents referred to in this Section 4.1.1 and all other documents and instruments related to the Loans and the transactions contemplated hereby; and

(v)                                 The disclosure letter referred to on Exhibit B attached hereto.

4.1.4                        The representations and warranties contained in Section 3 shall be true and accurate on and as of the date of the initial Revolving Loan and Swing Line Loan, the Borrowers shall have performed and complied with all covenants and conditions required in this Agreement to be performed or complied with by them prior to the making of either such Loan, and no event shall have occurred and be continuing and no condition shall exist, or would result from the Loans or Swing Line Loans to be made on the date hereof or the transactions contemplated hereby, which would constitute, or with the passage of time or the giving of notice, or both, would constitute, an Event of Default.

4.1.5                        The Borrowers shall have provided the Agent with such additional instruments, certificates, opinions and other documents as the Agent, any Bank or its counsel shall reasonably request.

4.1.6                        No change in applicable law or regulation shall have occurred as a consequence of which it shall have become and continue to be unlawful (i) for the Agent or any Bank to perform any of its agreements or obligations under any of the Loan Documents to which it is a party on the date of the initial Revolving Loan or Swing Line Loan, or (ii) for any Borrower to perform any of its agreements or obligations under any of the Loan Documents to which it is a party on the date of the initial Revolving Loan or Swing Line Loan.

4.1.7                        All corporate, governmental and other proceedings in connection with the transactions contemplated by the Loan Documents and all instruments and documents incidental thereto, shall be in form and substance reasonably satisfactory to the Agent and each Bank, and the Agent shall have received all such counterpart originals or certified or other copies of all such instruments and documents as the Agent or any Bank shall have reasonably requested.

4.1.8                        The Agent and each Bank shall be satisfied that the financial statements referred to in Section 3.7 hereof fairly present the business and financial condition of the Borrowers and their respective Subsidiaries as at the close of business on the date thereof and the results of operations for the periods then ended, and that there has been no material adverse change in the assets, business or financial condition of the Borrowers or their respective Subsidiaries since the most recent financial statements referred to therein (except as described on Exhibit B attached hereto).

4.1.9                        The Borrowers shall have reimbursed the Agent for all of the fees and disbursements of Messrs. Goulston & Storrs, counsel to the Agent, which shall have been incurred by the Agent in connection with the preparation, negotiation, execution and delivery of the Loan Documents.

4.2                                 Conditions to all Revolving Loans and Swing Line Loans.  The obligations of the Banks to make any Revolving Loan, and the obligation of the Agent to make any

Swing Line Loan, shall be subject to the satisfaction, prior thereto or concurrently therewith, of each of the following conditions precedent:

4.2.1                        The representations and warranties contained in this Agreement or otherwise made in writing by or on behalf of the Borrowers or any of their respective Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall be true and correct in all material respects at the time of each such Revolving Loan (except for representations and warranties limited as to time or with respect to a specific event, which representations and warranties shall continue to be limited to such time or event) with and without giving effect to the Revolving Loans or Swing Line Loans to be made at such time and the application of the proceeds thereof.  The Agent and the Banks may without waiving this condition consider it fulfilled, and a representation by the Borrowers to such effect made, if no written notice to the contrary, dated the date of such Revolving Loan or Swing Line Loan, is received from the Borrowers.  In the event that the Borrowers submit a written notice as contemplated by the preceding sentence, the conditions set forth in this Section 4.2.1 will be considered fulfilled if such notice specifies in detail the exceptions to the representations and warranties as of the date of such Revolving Loan or Swing Line Loan, the exceptions as stated in such notice are satisfactory to the Agent and the Banks and the Agent so notifies the Borrowers.

4.2.2                        At the time of each such Revolving Loan or Swing Line Loan:  (i) the Borrowers shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by them prior to or at such time; and (ii) no condition or event that constitutes an Event of Default or that, after notice or lapse of time or both, would constitute an Event of Default shall have occurred and be continuing.

SECTION 5.                                COVENANTS.

The Borrowers hereby jointly and severally covenant with the Agent and each Bank and warrant that, from the date hereof and so long as any part of the Revolving Credit Commitment and Swing Line Commitment remains in effect and until such later date as all of the Obligations under this Agreement are paid and satisfied in full:

5.1                                 Financial Reporting.  The Borrowers shall furnish to the Agent and each Bank:

(i)                                     as soon as available to the Borrowers, but in any event within one hundred and twenty (120) days after each fiscal year-end, the Consolidated balance sheet of the Borrowers and their respective Subsidiaries as at the end of, and related Consolidated statements of income, retained earnings and cash flow for, such fiscal year, prepared in accordance with GAAP and certified by the Borrowers’ Accountants; and concurrently with such financial statements, (a) a written statement by the Borrowers’ Accountants that, in the making of the audit necessary for their report and opinion upon such Consolidated financial statements, they have obtained no knowledge of any Event of Default, or knowledge of any event which, with the passage of time, will constitute such an Event of Default, or, if in the opinion of such accountant such Event of Default or event exists, they shall disclose in such written statement the nature and status thereof, and (b) a consolidating “flash report” of the Borrowers and their respective Subsidiaries in substantially the form of Exhibit G hereto (a “Report”) for the fiscal year then ended, certified by the chief financial officer of Courier;

(ii)                                  as soon as available to the Borrowers, but in any event within sixty (60) days after the end of each of the first three fiscal quarters of each fiscal year of the Borrowers and their respective Subsidiaries, the unaudited Consolidated balance sheet of the Borrowers and their respective Subsidiaries as at the end of, and related unaudited Consolidated statements of income, retained earnings and cash flow for, the portion of the fiscal year then ended and for the fiscal quarter then ended (all in reasonable detail), prepared in accordance with GAAP (subject to normal year-end adjustments), and certified by the chief financial officer of Courier; and concurrently with such financial statements, a consolidating Report of the Borrowers and their respective Subsidiaries for the fiscal quarter then ended, certified by the chief financial officer of Courier;

(iii)                               promptly as they become available, copies of all such financial statements, proxy material and reports as Courier shall send to or make generally available to stockholders and of all regular and periodic reports filed by any Borrower or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any or all of the functions of said Commission;

(iv)                              from time to time, such other financial data and information about any Borrower and any Subsidiary of any Borrower as the Agent or any Bank may reasonably request;

(v)                                 concurrently with each delivery of financial statements pursuant to clause (i) and clause (ii) of this Section 5.1, a report in substantially the form of Exhibit D hereto signed by the chief financial officer of Courier; and

(vi)                              as soon as available to the Borrowers following the approval thereof by its Board of Directors, but in any event prior to December 1 of each fiscal year, pro forma Consolidated projections for the Borrowers and their respective Subsidiaries for such fiscal year, including projected balance sheets, income statements, cash flow statements and such other statements as the Agent or any Bank may reasonably request and in form and substance reasonably satisfactory to the Agent and the Banks, all prepared on a basis consistent with the financial statements required by clause (i) of this Section.

For purposes of this Section 5.1, each Borrower hereby acknowledges and agrees that each certificate signed by the chief financial officer of Courier pursuant to this Section 5.1 shall have the same effect as if signed by each individual Borrower.

5.2                                 Conduct of Business.  Each of the Borrowers will and will cause each of its respective Subsidiaries to:

(i)                                     duly observe and comply with all applicable laws and all requirements of any governmental authorities relative to its corporate existence, rights and franchises, to the conduct of its business and to its property and assets (except where the failure to observe and comply would not materially and adversely affect the condition (financial or otherwise), properties, business or results of operations of the Borrowers and their respective Subsidiaries taken as a whole or the ability of the Borrowers to perform their respective obligations to the Agent and the Banks, and shall maintain and keep in full force and effect all licenses and permits necessary in any material respect to the proper conduct of its business; and

(ii)                                  maintain its corporate existence, except as permitted by Section 5.8 hereof, and remain or engage in substantially the same business as that in which it is now engaged plus reasonable extensions and expansions thereof, except that any Borrower or any Subsidiary of any Borrower may, upon notice to the Agent, withdraw from any business activity which its Board of Directors reasonably deems unprofitable or unsound.

5.3                                 Maintenance and Insurance.  Each of the Borrowers will and will cause its respective Subsidiaries to maintain and keep its properties in such repair, working order and condition as shall be in the best interests of its business, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto as such Borrower, in the exercise of its reasonable judgment, deems necessary or advisable so that its business may be properly conducted at all times, and will comply with the provisions of all material leases to which it is a party or under which it occupies property so as to prevent any material loss or forfeiture thereof or thereunder; but nothing in this Section 5.3 shall prevent any Borrower or any Subsidiary of any Borrower from selling, abandoning or otherwise disposing of any property or lease if such property or lease is no longer useful in the business of such Borrower or such Subsidiary.  Each of the Borrowers at all times will and will cause its Subsidiaries to maintain with financially sound and reputable insurance companies insurance, in such amounts (including, without limitation, so-called “all-risk” coverage at replacement value and “broad form” liability coverage), against such hazards and liabilities and for such purposes as may be reasonable and is customary in the industry for companies of established reputation engaged in the same or similar businesses and owning or operating similar properties.

5.4                                 Taxes.  Each of the Borrowers and its Subsidiaries will pay or cause to be paid all taxes, assessments or governmental charges on or against it or its properties prior to such taxes becoming delinquent, except for any tax, assessment or charge which is being contested in good faith by proper legal proceedings (to the extent legal proceedings are applicable) and with respect to which reserves required by GAAP have been established and are being maintained, provided that no enforcement action to enforce a lien has been commenced against any Borrower or its Subsidiaries with respect to any such tax, assessment or charge which is material in amount.

5.5                                 Limitation of Indebtedness.  Except with the prior written consent of the Agent and each Bank, no Borrower will, or will cause or permit any of its Subsidiaries at any time to, create, incur, assume or suffer to exist, or in any manner become or be liable directly or indirectly with respect to, any Indebtedness except:  (i) the Obligations; (ii) Indebtedness for borrowed money existing on the date of this Agreement, listed and described, but only to the extent so listed and described, on Exhibit C attached hereto; (iii) Indebtedness for the purchase price of capital assets and capitalized leases incurred in the ordinary course of business, subject, however, to the limitations set forth in Section 5.7 hereof; (iv) Indebtedness for taxes, assessments or governmental charges to the extent that payment therefor shall at the time not be required to be made in accordance with Section 5.4 hereof; (v) Indebtedness on open account for the purchase price of services, materials and supplies incurred by a Borrower in the ordinary course of business (not as a result of borrowing), so long as all of such open account Indebtedness shall be promptly paid and discharged when due or in conformity with customary trade terms and practices, except for any such open account Indebtedness which is being contested in good faith by such Borrower, as to which adequate reserves required by GAAP have been established and are being maintained and as to which no encumbrance has been placed on any property of such Borrower; (vi) Indebtedness for borrowed money of any Borrower to another Borrower; provided that such Indebtedness for borrowed money is on normal and customary terms as to form, interest rate and covenants, and is unsecured by any liens, charges or encumbrances whatsoever; (vii) except as otherwise permitted in this Section 5.5, Indebtedness for borrowed money of Courier; provided that (a) all such Indebtedness for borrowed money is on normal and customary terms as to form, interest rate and covenants, (b) such Indebtedness for borrowed money is unsecured by any liens, charges or encumbrances whatsoever, and (c) on the date on which such Indebtedness for borrowed money is proposed to be incurred, (1) no event or condition which constitutes an Event of Default, or which, with notice or the passage of time, or both, would constitute an Event of Default, would occur by reason of the incurrence thereof, and (2) no breach of the covenants, agreements or obligations contained in Sections 5.24 through 5.26, inclusive, or 5.29 of this Agreement would occur by reason of the incurrence thereof if such covenants were measured as of the date such Indebtedness for borrowed money is proposed to be incurred; and (viii) Indebtedness for borrowed money of any Borrower resulting from its borrowing against the cash surrender value of a key life insurance policy owned by such Borrower.

5.6                                 Guaranties.  No Borrower shall, or shall cause or permit any of its Subsidiaries at any time to, become or be liable by way of guaranty, surety or other arrangement for the Indebtedness or obligations of any nature or kind of any other Person

(including any Subsidiary of any Borrower); except (i) for endorsement of instruments for collection in the ordinary course of business, (ii) guaranties by a Borrower of any Indebtedness or other obligations of any of its Subsidiaries, so long as (a) such Indebtedness or other obligation is not prohibited by this Agreement, and (b) on the date on which such guaranty is proposed to be given, (1) no event or condition which constitutes an Event of Default, or which, with notice or the passage of time, or both, would constitute an Event of Default, would occur by reason of the entering into thereof, and (2) no breach of the covenants, agreements or obligations contained in Sections 5.24 through 5.26, inclusive, or 5.29 of this Agreement would occur by reason of the entering into thereof if such covenants were measured as of the date such guaranty is proposed to be given, and (iii) as set forth on Exhibit B attached hereto.

5.7                                 Restrictions on Liens.  No Borrower shall, or shall cause or permit any of its Subsidiaries at any time to, create, incur, assume or suffer to exist any mortgage, pledge, security interest, lien or other charge or encumbrance, including the lien or retained security title of a vendor, (“Encumbrances”) upon or with respect to any property or assets, real or personal, of such Borrower, or assign or otherwise convey any right to receive income, except:

(i)                                     Encumbrances existing on the date of this Agreement and set forth on Exhibit B attached hereto; or

(ii)                                  In addition to the Encumbrances referred to in clause (i) hereof, Encumbrances securing Indebtedness for the purchase price of capital assets and capitalized leases to the extent such Indebtedness is permitted by Section 5.5(iii) hereof, provided that (a) each such Encumbrance is given solely to secure the purchase price of such property, does not extend to any other property and is given at the time of acquisition of the property, and (b) the Indebtedness secured thereby does not exceed the lesser of the cost of such property or its fair market value at the time of acquisition; or

(iii)                               Liens for taxes, fees, assessments and other governmental charges to the extent that payment of the same is not required in accordance with the provisions of Section 5.4 hereof; or

(iv)                              Encumbrances in favor of the Agent, for the ratable benefit of the Banks; or

(v)                                 Liens of mechanics, laborers, materialmen, carriers and warehousemen arising by operation of law to secure payment for labor, materials, supplies or services incurred in the ordinary course of such Borrower’s business, but only if the payment thereof is not at the time required, such liens are junior to Encumbrances in favor of the Agent and such liens do not, individually or in the aggregate, materially detract from the value or limit the use of any property subject thereto; or

(vi)                              Deposits made in the ordinary course of such Borrower’s business in connection with workmen’s compensation, unemployment insurance, social security and other similar laws.

In addition, the Borrowers shall not enter into or permit to exist any arrangement or agreement which directly or indirectly prohibits the Borrowers from creating or incurring any Encumbrance in favor of the Agent for the benefit of the Banks and the Agent under the Loan Documents.

5.8                                 Merger, Acquisitions and Purchase and Sale of Assets.  No Borrower shall, or shall cause or permit any of its Subsidiaries at any time to, consolidate or merge with or into any other corporation or other entity, liquidate and/or dissolve, acquire the assets or stock of any entity, or sell, lease, transfer or otherwise dispose of all or any substantial part of its assets, either by or through a single transaction or by or through a series of separate but related transactions, except:

(i)                                     that (a) a wholly-owned Subsidiary of such Borrower may be merged or consolidated with such Borrower or any other Borrower if a Borrower shall be the continuing or surviving corporation or with any one or more other wholly-owned Subsidiaries of any Borrower if the successor formed or resulting from such consolidation or merger shall be a wholly-owned Subsidiary of a Borrower, and (b) a wholly-owned Subsidiary of such Borrower may be liquidated and dissolved so long as all of its properties and assets have been (or, in connection with any such liquidation or dissolution, are) distributed to such Borrower; and

(ii)                                  in connection with acquisitions of interests in other corporations or business entities engaged in the same business in which such Borrower or Subsidiary is now engaged or in a reasonable extension or expansion thereof (either through the purchase of assets or capital stock or otherwise), provided that (a) except as permitted by Section 5.7 hereof, the properties and assets acquired in connection with such acquisitions shall be free from all liens, charges and encumbrances whatsoever, (b) in the case of an acquisition of the stock of any entity, such entity shall, immediately after such acquisition, become a wholly-owned Subsidiary of such Borrower (except to the extent otherwise permitted by Section 5.9(xi) hereof), and (c) on the date on which such acquisition is proposed to be made, (1) no event or condition which constitutes an Event of Default, or which, with notice or the passage of time, or both, would constitute an Event of Default, would occur by reason of the consummation thereof, and (2) no breach of the covenants, agreements or obligations contained in Sections 5.24 through 5.26, inclusive, or 5.29 of this Agreement would occur by reason of the consummation thereof if such covenants were measured as of the date such acquisition is proposed to be made (it being agreed that the Borrowers shall have furnished to the Agent, on or before the 10th day preceding the consummation of the proposed acquisition, a pro forma calculation showing to the satisfaction of the Agent and the Banks the Borrowers’ compliance with such covenants); and

(iii)                               the sale or other disposition of assets of such Borrower or Subsidiary, so long as (a) all of the proceeds from such sale or disposition shall be retained by such Borrower or Subsidiary (as the case may be), and (b) on the date on which such sale or disposition is proposed to be made, (1) no event or condition which constitutes an Event of Default, or which, with notice or the passage of time, or both, would constitute an Event of Default, would occur by reason of the consummation of such sale or disposition, and (2) no breach of the covenants, agreements or obligations contained in Sections 5.24 through 5.26, inclusive, or 5.29 of this Agreement would occur by reason of the consummation thereof if such covenants were measured as of the date such sale or disposition is proposed to be made.

5.9                                 Investments and Loans.  No Borrower shall, or shall cause or permit any of its Subsidiaries at any time to, make or have outstanding at any time any investments in or loans to any other Person (including any Subsidiary of such Person), whether by way of advance, guaranty, extension of credit, capital contribution, purchase of stocks, notes, bonds or other securities or evidences of Indebtedness, or acquisition of limited or general partnership interests, other than:  (i) in obligations of the United States of America or any agency or instrumentality thereof, maturing within three years of their issuance; (ii) in time certificates of deposit, bankers’ acceptances or repurchase agreements, maturing within one year of their issuance, from banks in the United States having capital, surplus and undivided profits in excess of $100,000,000; (iii) in short term commercial paper rated Prime-1 by Moody’s Investor Service, Inc. or A-1 by Standard and Poors Corporation rating services and issued by corporations headquartered in the United States, in currency of the United States of America; (iv) advances to employees for business related expenses to be incurred in the ordinary course of business and consistent with past practices in an amount not to exceed $50,000 in the aggregate outstanding at any one time; (v) investments in addition to those permitted in this Section 5.9 which do not exceed in the aggregate $5,000,000, so long as such investments are not made for the purpose specified in clause (vi) below, and so long as on the date on which any such investment is proposed to be made, (1) no event or condition which constitutes an Event of Default, or which, with notice or the passage of time, or both, would constitute an Event of Default, would occur by reason of the making of such investment, and (2) no breach of the covenants, agreements or obligations contained in Sections 5.24 through 5.26, inclusive, or 5.29 of this Agreement would occur by reason of the making thereof if such covenants were measured as of the date such investment is proposed to be made; (vi) in connection with acquisitions of interests in other corporations or business entities to the extent permitted under Section 5.8(ii) hereof; (vii) in any wholly-owned Subsidiary; provided, that immediately prior to and after giving effect to such investment, no Event of Default shall exist; (viii) in marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing not more than one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from Standard and Poors Corporation or Moody’s Investor Service, Inc.; (ix) in shares of money-market mutual funds having assets in excess of $100,000,000 and substantially all of the assets of which consist of investments referred to in clauses (i) through (iii), inclusive, and clause (viii), above; (x) loans from a Borrower to another Borrower to the extent permitted by Section 5.5(vi) hereof; and (xi) in any Subsidiary of a Borrower which is not wholly-owned by such Borrower, provided that (a) the aggregate amount of all such investments by the Borrowers shall not exceed $10,000,000 at any time, and (b) immediately prior to and after giving effect to any such investment, no Event of Default shall exist.

5.10                           Sale of Notes.  No Borrower shall, or shall cause or permit any of its Subsidiaries at any time to, sell, discount or dispose of any note, instrument, account, or other obligation owing to such Borrower or such Subsidiary in an amount that is material to the Borrowers and their respective Subsidiaries taken as a whole, except to either of the Banks.

5.11                           Restricted Payments.  No Borrower shall, directly or indirectly (through any Affiliate or any Subsidiary or otherwise), declare, pay or make any Restricted Payment, unless (i) no event or condition which constitutes an Event of Default, or which, with notice or the passage of time, or both, would constitute an Event of Default, would occur by reason of the taking of such action, and (ii) no breach of the covenants, agreement or obligations contained in Sections 5.24 through 5.26, inclusive, or 5.29 of this Agreement would occur by reason of the taking of such action if such covenants were measured as of the date such action is proposed to be taken.

5.12                           ERISA Compliance.  None of the Borrowers nor their respective Affiliates (as defined solely in the second sentence of Section 1.2), no Pension Plan, Plan or trust created thereunder, and no trustee, administrator or fiduciary thereof shall engage in any Prohibited Transaction (provided that the foregoing shall not apply to actions of an unrelated institutional trustee, administrator or fiduciary to the extent the Agent and each Bank reasonably believes it will bear no liability, either directly or indirectly, through any Pension Plan, Plan or otherwise, for the actions of such institution); none of the Borrowers nor their respective Affiliates and no Pension Plan or trust created thereunder shall incur any “accumulated funding deficiency” (as defined in Section 412(a) of the Code and Section 302 of ERISA) whether or not waived, or shall fail to satisfy any additional funding requirements set forth in Section 412 of the Code and Section 302 of ERISA; none of the Borrowers nor  their Affiliates, no trustee thereof and no administrator or fiduciary thereof shall terminate any Pension Plan in a manner which could result in the imposition of a lien on any property of any Borrower or any of its Affiliates; and each Plan and Pension Plan shall comply in all material respects with ERISA.

5.13                           Pension Plans.

(a)                                  With respect to any Pension Plans, the Borrowers shall, or shall cause their respective Affiliates (as defined solely in the second sentence of Section 1.2) to:

(i)                                     fund on a timely basis each Pension Plan as required by the provisions of Section 412 of the Code and Section 302 of ERISA;

(ii)                                  cause each Pension Plan to pay all benefits when due in accordance with applicable law; and

(iii)                               furnish to the Agent (A) written notice of the occurrence of a Reportable Event (as such term is defined in Section 4043 of ERISA), such notice to be given within thirty (30) days after such Borrower or any Affiliate knows or has reason to know that a Reportable Event has occurred with respect to a Pension Plan; (B) a copy of any request for a waiver of the funding standards or an extension of the amortization periods required under Section 412 of the Code and Section 302 of ERISA, such copy to be furnished no later than the date of submission of the request to the Department of Labor or to the Internal Revenue Service (the “IRS”), as the case may be; (C) a copy of any notice of intent to terminate any Pension Plan such copy to be furnished no later than the date of submission to the PBGC or, if earlier, the date on which those participating in the Pension Plan are notified of the intended termination; and (D) notice that any Borrower or any Affiliate, will or may incur any liability to or on account of a Pension Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA, such notice to be given within ten (10) days after such Borrower or any Affiliate knows or has reason to know thereof.  Any notice to be provided to the Agent under this Section shall include a certificate of the chief financial officer of such Borrower setting forth details as to such occurrence and the action, if any, which such Borrower or such Affiliate is required or proposes to take, together with any notices required or proposed to be filed with or by such Borrower, such Affiliate, the PBGC, the IRS, the trustee or the plan administrator with respect thereto.

(b)                                 Each Borrower shall furnish to the Agent, promptly upon the request of the Agent or either Bank, a copy of the annual report of each Pension Plan or Plan (Form 5500 or comparable form) required to be filed with the IRS and/or the Department of Labor.

(c)                                  Promptly after the adoption of any Plan (other than a Plan which is intended to substitute a Plan listed in Exhibit B attached hereto and is substantially similar to such Plan listed in Exhibit B) or Pension Plan subject to ERISA or of any amendment to any Pension Plan which results in a significant under-funding within the meaning of Section 401(a)(29) of the Code and Section 307 of ERISA, each Borrower shall notify the Agent of such adoption and of the vesting and funding schedules and other principal provisions thereof.

5.14                           Notification of Default.  Upon becoming aware of the existence of any condition or event which would cause an Event of Default, or any condition or event which would upon notice or passage of time, or both, constitute an Event of Default, the Borrowers shall promptly give the Agent written notice thereof specifying the nature and duration thereof and the action being or proposed to be taken with respect thereto.

5.15                           Notification of Material Litigation.  The Borrowers shall promptly notify the Agent in writing of any litigation or of any investigative proceedings (civil or criminal) of a governmental agency or authority commenced or known to be threatened against any of them or any of their respective Subsidiaries which would, if adversely decided, have a material and adverse effect on the business or the financial condition of the Borrower and their respective Subsidiaries taken as a whole.

5.16                           Inspection by the Agent and the Banks.  Each Borrower shall and shall cause its Subsidiaries to permit the Agent and each Bank or its designees, at any reasonable time and from time to time, to visit and inspect the properties of such Borrower and its Subsidiaries, to examine and make copies of and take abstracts from the books and records of such Borrower and its Subsidiaries, and to discuss the affairs, finances and accounts of such Borrower and its Subsidiaries, with appropriate officers.  The Agent and each Bank agree to take all reasonable steps to keep confidential any and all of the information obtained from such inspection, other than information contained in documents filed by any Borrower with any public agency which are generally available to the public or through the use of the Freedom of Information Act or any equivalent statute, and any other information in any public record; provided that such information may be made available for inspection and examination by (i) any governmental regulatory authority having jurisdiction over the Agent or any Bank, (ii) any independent auditors of the Agent or any Bank, and (iii) upon receipt of the prior consent of the Borrowers, which consent may not be unreasonably withheld, any potential Assignees and Participants.

5.17                           Maintenance of Books and Records.  Each Borrower shall and shall cause its Subsidiaries to keep adequate books and records of account in which true and complete entries will be made reflecting all of its business and financial transactions.  Such books and records shall form the basis for preparing the Consolidated financial statements of Courier and its Subsidiaries in accordance with GAAP, and such entries will be made in accordance with applicable law including, without limitation, laws with respect to questionable, improper or corrupt payments.

5.18                           Use of Proceeds.  Each Borrower shall use the proceeds of the Revolving Loans and Swing Line Loans for the working capital needs of such Borrower and its Subsidiaries and for any other purpose permitted hereunder, including for purposes of making acquisitions to the extent permitted by Section 5.8 hereof.

5.19                           Transactions with Affiliates. No Borrower shall, or shall cause or permit any of its Subsidiaries at any time to, directly or indirectly enter into any material purchase, sale, lease or other transaction with any Affiliate except in the ordinary course of business on terms that are no less favorable to such Borrower or any such Subsidiary than those which might be obtained at the time in a comparable arm’s length transaction with any Person who is not an Affiliate.

5.20                           Environmental Regulations.

(a)                                  Each Borrower shall and shall cause its Subsidiaries to comply in all material respects with all applicable Environmental Laws (as such term is defined in Section 3.15 hereof), in all jurisdictions in which any of them operates now or in the future, and each Borrower shall, and shall cause its Subsidiaries to comply in all material respects with all such laws and regulations that may in the future be applicable to such Borrower, its Subsidiaries, and their respective properties and assets.

(b)                                 If any Borrower or any of its Subsidiaries shall (i) receive notice that any material violation of any Environmental Law may have been committed by any Borrower or any of their respective Subsidiaries, (ii) receive notice that any administrative or judicial complaint or order has been filed against any Borrower or any of their respective Subsidiaries alleging a violation of any Environmental Law or requiring any Borrower to take any action in connection with the release of toxic or hazardous wastes or materials into the environment, or (iii) receive any notice from a federal, state, or local governmental agency alleging that any Borrower or any of their respective Subsidiaries may be liable or responsible for any costs associated with a response to or cleanup of a release of hazardous wastes or materials into the environment or any damages caused thereby, such Borrower shall provide the Agent with a copy of such notice within ten (10) days after such Borrower’s or its Subsidiary’s receipt thereof.  Within fifteen (15) days after any Borrower has learned of the enactment or promulgation of any Environmental Law which may result in any material adverse change in the condition (financial or otherwise), properties, business or results of operations of the Borrowers and their respective Subsidiaries taken as a whole, such Borrower shall provide the Agent with notice thereof.

5.21                           Fiscal Year.  The Borrowers and their respective Subsidiaries shall have fiscal years ending on the last Saturday in September of each year and shall not change such fiscal years without the prior written consent of each Bank; provided that so long as Courier is required to file reports with the Securities Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, the Borrowers and their Subsidiaries shall be permitted to change such fiscal years (all to the same date) upon thirty (30) days’ prior written notice thereof to the Agent (whereupon the Banks shall have the right to modify the timing of the financial covenants hereunder accordingly in order to correspond to any such change in the fiscal years of the Borrowers and their respective Subsidiaries).

5.22                           No Amendments to Certain Documents.  No Borrower shall at any time cause or permit any of the charter or other incorporation documents or by-laws of such Borrower or any of its Subsidiaries to be modified, amended or supplemented in any respect whatever, without (in each case) the express prior written agreement, consent or approval of each Bank, except for any such modification, amendment or supplement as would not, on the date on which proposed to be made, cause (a) an Event of Default or an event which, with notice or the passage of time, or both, would constitute an Event of Default, or (b) a breach of the financial covenants contained in Sections 5.24 through 5.26, inclusive, or 5.29 of this Agreement if such covenants were measured as of the date such modification, amendment or supplement is proposed to be made.

5.23                           No Termination of Certain Documents.  No Borrower shall at any time directly or indirectly terminate, cancel or rescind, or cause or permit, or otherwise agree or consent to or approve, the termination, cancellation or rescission of, any of the Loan Documents without (in each case) the express prior written agreement, consent or approval of each Bank.

5.24                           Funded Debt Ratio.  At the end of each fiscal quarter, for the preceding four consecutive fiscal quarters commencing with the fiscal quarter ending March 29, 2003, the Borrowers shall not cause or permit the ratio of (i) Consolidated Total Funded Debt to (ii) Consolidated EBITDA to be greater than 3.0 to 1 (the “Funded Debt Ratio”).

5.25                           Current Ratio.  The Borrowers shall not cause or permit the ratio of (i) Current Assets to (ii) Current Liabilities at the end of any fiscal quarter of the Borrowers to be less than 1.20 to 1.

5.26                           Debt Service Coverage.  At the end of each fiscal quarter, for the preceding four consecutive fiscal quarters commencing with the fiscal quarter ending March 29, 2003, the Borrowers shall not cause or permit the ratio of (i) Consolidated EBITDA to (ii) Consolidated Total Debt Service to be less than 3.0 to 1.

5.27                           Subsidiaries.  The Borrowers shall give the Agent written notice of the formation after the date hereof of any Subsidiary, and agree that they shall cause any such Subsidiary to engage in the business of conducting branches or divisions of the business now conducted by the Borrowers (or reasonable extensions or expansions thereof) or holding any of the property of any Borrower.

5.28                           Name Change.  The Borrowers shall give the Agent thirty (30) days’ prior written notice of any change in the name or corporate form of any Borrower or in the name under which its business is transacted.

5.29                           Capital Expenditures.  The Borrowers shall not make any Capital Expenditures in excess of $16,000,000 in the aggregate during any fiscal year (commencing with the fiscal year ending September 28, 2002).  Notwithstanding the foregoing provision of this Section 5.29, any unexpended portion of the amount permitted for Capital Expenditures in any fiscal year may be carried forward and included in the aggregate amount permitted for Capital Expenditures in the following fiscal year only.

SECTION 6.                                EVENTS OF DEFAULT; ACCELERATION.

6.1                                 Any or all of the Obligations of the Borrowers to the Agent and the Banks shall, at the option of the Banks (acting through the Agent) and notwithstanding the provisions of any instrument evidencing an Obligation, be immediately due and payable without notice or demand upon the occurrence and continuation of any of the following events of default (individually, an “Event of Default”):

(i)                                     any principal payable under this Agreement or any Note or the Swing Line Note shall not be paid within five (5) days after the date on which the same shall have first become due and payable; or

(ii)                                  any interest or any other sum (except principal) payable to the Agent or either Bank under any of the Loan Documents shall not be paid punctually on the date on which the same shall have first become due and payable, and such failure to pay under this clause (ii) shall continue for more than one (1) day after the earlier of the date on which a principal officer of any Borrower shall have first become aware of such failure to pay or the Agent or either Bank shall have first notified any Borrower of such failure to pay; or

(iii)                               (a) any Borrower shall fail to perform, comply with or observe or shall otherwise breach any one or more of its covenants, agreements or obligations contained in the last paragraph of Section 2.5.1(ii) of this Agreement, or in Sections 5.5 through 5.8, inclusive, 5.14, 5.20, 5.23 through 5.26, inclusive, and 5.29 of this Agreement; or (b) any Borrower shall fail to perform, comply with or observe or shall otherwise breach any one or more of its covenants, agreements or obligations contained in Sections 5.9, 5.22, and 5.27 of this Agreement and such failure under this clause (b) shall continue for more than five (5) days after the earlier of the date on which any Borrower shall have first become aware of such failure or breach or the Agent or either Bank shall have first notified any Borrower of such failure or breach; or (c) any Borrower shall fail to perform, comply with or observe or shall otherwise breach any one or more of its covenants, agreements or obligations contained herein (other than those specified in clauses (a) and (b) hereof) or in any other Loan Document to which such Borrower is a party and such failure under this clause (c) shall continue for more than thirty (30) days after the earlier of the date on which any Borrower shall have first become aware of such failure or breach or the Agent or either Bank shall have first notified such Borrower of such failure or breach; or

(iv)                              any representation or warranty at any time made by or on behalf of any Borrower in any Loan Document or in any certificate, written report or statement furnished to the Agent or either Bank pursuant thereto shall prove to have been false in any material respect upon the date when made or deemed to have been made; or

(v)                                 any Borrower or any Subsidiary of any Borrower shall fail to pay when due, or within any applicable period of grace (not to exceed thirty (30) days), obligations for borrowed money, or fail to observe or perform any term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money, for such period of time as would permit (including the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof; excluding, however, from the operation of this clause, obligations for borrowed money, and agreements in connection therewith, not exceeding $500,000 in the aggregate; or

(vi)                              any Borrower or any Subsidiary of any Borrower shall (a) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (b) be generally not paying its debts as such debts become due, (c) make a general assignment for the benefit of its creditors, (d) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (e) file a petition seeking to take advantage of any other law providing for the relief of debtors, (f) consent to any petition filed against it seeking an order for relief under the Bankruptcy Code or of any other law providing for the relief of debtors, (g) take any action under the laws of its jurisdiction of incorporation or organization similar to any of the foregoing, or (h) take any corporate action for the purpose of effecting any of the foregoing; or

(vii)                           a proceeding or case shall be commenced against any Borrower or any Subsidiary of any Borrower in any court seeking (a) the liquidation, reorganization, dissolution, winding up, or composition or readjustment of its debts, (b) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets, (c) an order for relief under the Bankruptcy Code, (d) similar relief in respect of it, under any law providing for the relief of debtors; and any such proceeding specified in (a) through (d) hereinabove (A) shall not be dismissed within thirty (30) days from the initiation thereof, or (B) shall not be contested by such Borrower or such Subsidiary in good faith and with due diligence; or action under the laws of the jurisdiction of incorporation or organization of any Borrower or any Subsidiary of any Borrower similar to any of the foregoing shall be taken with respect to any Borrower or any Subsidiary of any Borrower and such action shall not be dismissed within thirty (30) days from the initiation thereof, or during such thirty (30) day period such Borrower or such Subsidiary shall not contest the same in good faith and with due diligence; or

(viii)                        a court shall with respect to any Borrower or any Subsidiary of any Borrower order or enter (a) the liquidation, reorganization, dissolution, or composition or readjustment of its debts, (b) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets, (c) order for relief under the Bankruptcy Code, (d) similar relief in respect of it, under any law providing for the relief of debtors, or (e) similar order under the laws of the jurisdiction of incorporation or organization; or

(ix)                                judgments or orders for the payment of money shall be entered against any Borrower or any Subsidiary of any Borrower by any court, or warrants of attachment or execution or similar process shall be issued or levied against property of any Borrower or any Subsidiary of any Borrower, which in the aggregate exceeds $500,000 in value, and the same shall continue unsatisfied and in effect for a period of thirty (30) days without being vacated, discharged, satisfied or stayed pending appeal, provided that the total out-of-pocket cost of any bond applied in order to procure a stay of execution in any such litigation shall not exceed $50,000; or

(x)                                   any Borrower or any member of the controlled group shall fail to pay when due a material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA or to a Plan under Section 412 of the Code or Section 302 of ERISA; or notice of intent to terminate a Plan or Plans having aggregate Unfunded Benefit Liabilities shall be filed under Title IV of ERISA by any Borrower or any member of the controlled group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans against any Borrower to enforce Section 515 of ERISA and such proceedings shall not have been dismissed within thirty (30) days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or

(xi)                                any Loan Document shall be cancelled, terminated, revoked or rescinded otherwise than in accordance with the express prior written agreement, consent or approval of each Bank; or any action at law, suit in equity or other legal proceeding to cancel, revoke or rescind any Loan Document shall be commenced by or on behalf of any Borrower or any other Person (other than the Agent or any Bank) bound thereby, or by any court or any other governmental or regulatory authority or agency of competent jurisdiction; or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or shall issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents, or any one or more of the obligations of any Borrower or any other Person under any one or more of the Loan Documents, are illegal, invalid or unenforceable in any material respect in accordance with the terms thereof; or

(xii)                             at any time after the date hereof, any Borrower shall own, both legally and beneficially, less than one hundred percent (100%) of all the issued and outstanding Voting Shares of each of its Subsidiaries, which Subsidiaries are set forth in

Exhibit F hereto, or such lesser percentage as such Borrower may be permitted to own pursuant to Section 5.8 of this Agreement.

6.2                                 Upon the occurrence of any Event of Default and at any time thereafter (unless such Event of Default shall theretofore have been remedied or waived), at the option of the Banks (acting through the Agent):  (i) the Revolving Credit Commitment and the Swing Line Commitment shall terminate in full, and each of the Banks shall thereupon be relieved of all of its obligations to make any Revolving Loans hereunder and the Agent shall thereupon be relieved of all of its obligations to make Swing Line Loans hereunder; (ii) the unpaid principal amount of the Notes and the Swing Line Note together with accrued interest thereon and all other Obligations shall become immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; and (iii) the Agent and each of the Banks may exercise any and all rights it has under this Agreement, the Notes, the Swing Line Note, the other Loan Documents or any other documents or agreements executed in connection with the transactions contemplated by this Agreement, or by law or equity, and proceed to protect and enforce the Agent’s and each Bank’s rights by any action at law, suit in equity or other appropriate proceeding, whether for specific performance or for an injunction against a violation of any covenant contained herein or in any Loan Document or in aid of the exercise of any power granted hereby or thereby or by law.

SECTION 7.  SET-OFF

7.1                                 Any deposits or other sums at any time credited by or due from any Bank to any Borrower, without notice (any such notice being expressly waived hereby) and to the fullest extent permitted by law and without regard to any collateral or other source of payment whatsoever, may at any time after the occurrence and during the continuance of an Event of Default, be applied to or set off against Obligations on which any Borrower is primarily liable and may at or after the maturity thereof be applied to or set off against Obligations on which any Borrower is secondarily liable, and in furtherance of the foregoing each Borrower grants the Agent and each Bank a lien on and security interest in all such deposits to secure payment of the Obligations.  Such amounts that may be applied to or set off against Obligations are to be ratably applied to all Obligations owed to the Agent and each Bank under this Agreement with reasonable promptness.

7.2                                 Any deposits or other sums which at any time may be credited to any Borrower by or due to it from any Participant may at any time after the occurrence and during the continuance of an Event of Default, without notice (any such notice being expressly waived hereby) and to the fullest extent permitted by law and without regard to any collateral or other source of payment whatsoever, be applied to or set off by such Participant against the then outstanding indebtedness of any Borrower hereunder.

SECTION 8.                                CONCERNING THE AGENT AND THE BANKS.

8.1                                 Appointment and Authorization.  Each of the Banks hereby appoints Citizens, acting through its head office, to serve as Agent under this Agreement and the other Loan Documents and irrevocably authorizes the Agent to take such action as Agent on such Bank’s behalf under this Agreement and the other Loan Documents and to exercise such powers and to perform such duties under this Agreement, the other Loan Documents and the other documents and instruments executed and delivered in connection with the consummation of the transactions contemplated hereby as are delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

8.2                                 Agent and Affiliates.  Citizens shall have the same rights and powers under this Agreement and the other Loan Documents as each other Bank and may exercise or refrain from exercising the same as though it were not the Agent, and Citizens and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with any Borrower or Affiliate of any Borrower as if it were not the Agent hereunder and under the other Loan Documents.  Except as otherwise provided by the terms of this Agreement, nothing herein shall prohibit any of the Banks from accepting deposits from, lending money to or generally engaging in any kind of business with any Borrower or Affiliate of any Borrower.

8.3                                 Future Advances. In order to more conveniently administer the Revolving Loans, Fleet, Key and Sovereign do hereby authorize the Agent and Citizens to make all Revolving Loans and advances, subject to the terms and conditions of this Agreement, to the Borrowers, which are requested by the Borrowers on any Business Day.  Fleet, Key and Sovereign do hereby further irrevocably agree, whether or not this Agreement has been terminated, an Event of Default has occurred, the Agent has accelerated the Obligations or the Agent is proceeding to liquidate any collateral, to transfer to the Agent on the last Business Day of each week, if not already transferred, sufficient immediately available federal funds to reimburse Citizens for Fleet, Key and Sovereign’s respective Commitment Percentages of all Revolving Loans and other advances made during such weekly period after taking into account payments received by the Agent; provided, however, that upon the request of the Agent, such reimbursement shall also be required to be made by Fleet, Key and Sovereign at the end of any fiscal quarter and fiscal year of the Borrowers.  Any payments made by the Agent on behalf of any Borrower shall constitute Revolving Loans or other advances initially made by the Agent at such time as such funds are actually provided, or such payments are made, by the Agent.  All Revolving Loans and other advances made by the Agent on behalf of Fleet, Key and Sovereign shall be, for purposes of interest income and other charges, considered loans from Fleet, Key and Sovereign to the Borrowers at such time as the Agent receives from Fleet, Key and Sovereign funds as provided in this Section 8.3, and prior to such time such Revolving Loans and advances shall be considered, for purposes of interest income and other charges, loans from Citizens.  The Agent may at any time upon notice to Fleet, Key and Sovereign (i) refuse to make Revolving Loans and advances on behalf of Fleet, Key and Sovereign unless Fleet, Key and Sovereign shall have provided to the Agent immediately available federal funds sufficient to cause the outstanding Revolving Loans to equal each of the Banks’ respective Commitment Percentage; (ii) require Fleet, Key and Sovereign to fund such Revolving Loans and advances before making such Revolving Loans and advances to the Borrower requesting the same; or (iii) require that Fleet, Key and Sovereign immediately transfer to the Agent on each Business Day immediately available federal funds sufficient to cause the outstanding Revolving Loans to equal each of the Banks’ respective Commitment Percentage.  Notwithstanding the provisions hereof, the obligations to make Revolving Loans and advances under the terms of this Agreement shall be the several and not joint obligation of Fleet, Key, Sovereign and Citizens, and any advances made by the Agent on behalf of Fleet, Key and Sovereign are strictly for the administrative convenience of the parties and shall in no way diminish Fleet, Key and Sovereign’s liability to the Agent and Citizens to repay the Agent for such Revolving Loans and advances.

8.4                                 Payments.  All payments and prepayments of principal of Revolving Loans received by the Agent shall be paid to each of the Banks pro rata in accordance with their respective Commitment Percentage.  All such payments from the Borrowers received by the Agent shall be held in trust for the benefit of the Banks.  As each such payment is received by the Agent, the Agent shall promptly charge or credit each of the Banks to the extent necessary to ensure that as between them, each of the Banks holds its respective Commitment Percentage of outstanding Revolving Loans, based on the then unpaid aggregate principal amounts of the Revolving Loans outstanding.

8.5                                 Interest, Fees and Other Payments.  (i) All payments of interest received by the Agent in respect of Revolving Loans, except as otherwise provided by the terms of this Agreement, and all other fees and premiums received by the Agent hereunder or in respect of Revolving Loans shall be shared by the Banks pro rata in accordance with their respective Commitment Percentages.  (ii) All payments received by the Agent pursuant to Section 10.7 of this Agreement shall be applied by the Agent to reimburse itself, Citizens, Fleet, Key or Sovereign as the case may be, on account of the Obligation, tax, charge or expense in respect of which such payment is made.

8.6                                 Action by Agent.

(i)                                     The obligations of the Agent hereunder are only those expressly set forth herein.  The Agent shall have no duty to exercise any right or power or remedy hereunder, under any other Loan Document, or under any other document or instrument executed and delivered in connection with or as contemplated by this Agreement or to take any affirmative action hereunder or thereunder.

(ii)                                  The Agent shall keep records of the Revolving Loans and Swing Line Loans and payments hereunder, and shall give and receive notices and other communications to be given or received by the Agent hereunder on behalf of the Banks.

(iii)                               Upon the occurrence of an Event of Default, the Agent shall exercise, if so directed by the Banks, the option of the Banks pursuant to Section 6.2 hereof to declare all Obligations immediately due and payable and take such action as may be necessary or desirable to collect the Obligations and enforce the rights and remedies of the Agent or the Banks with respect to any collateral or otherwise.

(iv)                              Whether or not an Event of Default shall have occurred, the Agent may from time to time exercise the rights of the Agent and Banks hereunder, under the other Loan Documents, or under the other documents or instruments executed or delivered in connection with or as contemplated by this Agreement as it reasonably may deem necessary or desirable to protect any collateral and the interests of the Agent and the Banks.

8.7                                 Consultation with Experts.  The Agent shall be entitled to retain and consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable to the Banks for any action taken, omitted to be taken or suffered in good faith by it in accordance with the advice of such counsel, accountants or experts.  The Agent may employ agents and attorneys-in-fact and shall not be liable to the Banks for the default or misconduct of any such agents or attorneys.

8.8                                 Liability of Agent.  The Agent shall exercise the same care to protect the interests of each of the Banks as it does to protect its own interests, so that so long as the Agent exercises such care it shall not be under any liability to any of the Banks, except for the Agent’s gross negligence or willful misconduct with respect to anything it may do or refrain from doing.  Subject to the immediately preceding sentence, neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith in its capacity as Agent.  Without limiting the generality of the foregoing, neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify:  (i) any statement, warranty or representation made in connection with this Agreement, any other Loan Document, or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any Borrower; (iii) the satisfaction of any condition specified in Sections 4.1 or 4.2 hereof, except receipt of items required to be delivered to the Agent; or (iv) the validity, effectiveness, enforceability or genuineness of this Agreement, the Notes, the Swing Line Note, the other Loan Documents or any other document or instrument executed and delivered in connection with or as contemplated by this Agreement.  The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

8.9                                 Indemnification.  Each Bank agrees to indemnify the Agent (to the extent the Agent is not reimbursed by any Borrower), ratably in accordance with its Commitment Percentage, from and against any cost, expense (including attorneys’ fees and disbursements), claim, demand, action, loss or liability which the Agent may suffer or incur in connection with this Agreement or any other Loan Document, or any action taken or omitted by the Agent hereunder or thereunder, or the Agent’s relationship with the Borrowers hereunder, including, without limitation, the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers and duties hereunder and of taking or refraining from taking any action hereunder.  No payment by any Bank under this Section shall in any way relieve any Borrower of its obligations under this Agreement with respect to the amounts so paid by any Bank, and the Banks shall be subrogated to the rights of the Agent, if any, in respect thereto.

8.10                           Independent Credit Decision.  Each of the Banks represents and warrants to the Agent that it has, independently and without reliance upon the Agent or the other Banks and based on the financial statements referred to in Section 3.7 and such other documents and information as it has deemed appropriate, made its own independent credit analysis and decision to enter into this Agreement.  Each of the Banks acknowledges that it has not relied upon any representation by the Agent and that the Agent shall not be responsible for any statements in or omissions from any documents or information concerning the Borrowers, this Agreement, the Notes, the Swing Line Note, the other Loan Documents or any other document or instrument executed and delivered in connection with or as contemplated by this Agreement.  Each of the Banks acknowledges that it will, independently and without reliance upon the Agent or the other Banks and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

8.11  Successor Agent.  Citizens, or any successor Agent, may resign as Agent at any time by giving written notice thereof to the Banks, and Courier on behalf of the Borrowers.  Upon any such resignation, the Banks shall have the right to appoint a successor Agent.  If no successor Agent shall have been so appointed by the Banks, and shall have accepted such appointment, within thirty (30) days after the retiring Agent’s giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank (or Affiliate thereof) or savings and loan association organized under the laws of the United States of America or any State thereof or under the laws of another country which is doing business in the United States of America or any State thereof and having a combined capital, surplus and undivided profits of at least $100,000,000.  Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from all further duties and obligations under this Agreement.  After any retiring Agent’s resignation or removal hereunder as Agent, the provisions of this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

SECTION 9.  COURIER AS AGENT FOR BORROWERS.

Each Borrower (other than Courier) hereby appoints Courier as its agent with respect to the receiving and giving of any notices, requests, instructions, reports, schedules, revisions, financial statements or any other written or oral communications hereunder.  The Agent and each Bank is hereby entitled to rely on any communications given or transmitted by Courier as if such communication were given or transmitted by each and every Borrower; provided, however, that any communication given or transmitted by any Borrower other than Courier shall be binding with respect to such Borrower.  Any communication given or transmitted by the Agent or any Bank to Courier shall be deemed given and transmitted to each and every Borrower.

SECTION 10.                          MISCELLANEOUS.

10.1                           Written Notices.  Any notices, expressly required by this Agreement to be in writing, to any party hereto shall be deemed to have been given when delivered by hand, when sent by telex or facsimile transmission, one (1) day after being delivered to any overnight delivery service freight pre-paid or three (3) days after deposit in the mails, postage prepaid, and addressed to such party at its address given at the beginning of this Agreement or at any other address specified in writing.  Written notices to the Borrowers shall be sent to the attention of Robert P. Story, Jr., Senior Vice President and Chief Financial Officer, or to such other officer as may be designated by the Borrowers, with a copy to Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109, Attention:  F. Beirne Lovely, Jr. P.C.; and written notices to the Agent and Citizens shall be sent to the attention of such officer as may be designated by the Agent and Citizens, with a copy to Goulston & Storrs, 400 Atlantic Avenue, Boston, Massachusetts 02110-3333, Attention:  Philip A. Herman, Esq., written notices to Fleet shall be sent to the attention of such officer as may be designated by Fleet, with a copy to Goulston & Storrs, 400 Atlantic Avenue, Boston, Massachusetts 02110-3333, Attention:  Philip A. Herman, Esq., written notices to Key shall be sent to the attention of such officer as may be designated by Key, with a copy to Preti, Flaherty, Beliveau, Pachios and Haley, LLC, 45 Memorial Circle, P.O. Box 1058, Augusta, Maine  04332-1058, Attention:  James C. Pitney, Jr., Esq., and written notices to Sovereign shall be sent to Sovereign Bank, 19 Pleasant Street, Woburn, MA  01801, Attention: Michael S. Tager, Vice President, with a copy to Sovereign Bank, 75 State Street, Boston, MA  02109, Attention: Legal Department.  Any notice, unless otherwise specified, may be given orally or in writing.

10.2                           Term of Agreement.  This Agreement shall continue in force and effect so long as the Revolving Credit Commitment, the Swing Line Commitment, any portion of the Loans or Swing Line Loans or any Obligation of any Borrower for any interest, fee, charge or expense shall be outstanding.

10.3                           No Waivers.  No failure or delay by the Agent or any Bank in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law.

10.4                           Further Assurances.  Each Borrower shall do, make, execute and deliver all such additional and further acts, things, assurances, and instruments as the Agent or any Bank may reasonably require more completely to vest in and assure to the Agent and the Banks its rights hereunder and under the other Loan Documents, and to carry into effect the provisions and intent of this Agreement and the other Loan Documents.

10.5                           Governing Law.  This Agreement and the other Loan Documents shall be deemed to be contracts made under seal and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts (without regard to conflicts of laws rules).  Any legal action or proceeding arising out of or relating to this Agreement or any Obligation may be instituted in the courts of the Commonwealth of Massachusetts or of the United States of America for the District of Massachusetts, and the Borrowers hereby irrevocably submit to the jurisdiction of each such court in any such action or proceeding; provided, however, that the foregoing shall not limit the Agent’s or any Bank’s rights to bring any legal action or proceeding in any other appropriate jurisdiction.

10.6                           Payments in Immediately Available Funds.  All payments required of the Borrowers hereunder or under the Notes or under the Swing Line Note shall be made in lawful money of the United States of America in federal or other funds immediately available to the recipient thereof at the prescribed place of payment.

10.7                           Expenses, Taxes and Indemnification.

(a)                                  The Borrowers shall pay all taxes (other than taxes on the income of the Banks), charges and expenses of every kind or description, including, without limitation, (i) attorneys’ fees and expenses, reasonably incurred or expended by the Agent or the Banks in connection with or in any way related to the Agent’s or the Banks’ relationship with the Borrowers, whether hereunder or otherwise, including, without limitation, those incurred or expended in connection with the preparation, execution, delivery, interpretation or amendment of this Agreement, the Notes, the Swing Line Note, the other Loan Documents and any related agreement, instrument or document, the making of the Loans, and the protection or enforcement of the Agent’s or the Banks’ rights hereunder and (ii) fees and expenses reasonably incurred, expended or charged by the Agent or the Banks in connection with any examination of the business, assets or properties of the Borrowers, conducted after and during the continuance of an Event of Default, whether or not conducted by employees of the Agents or either Bank.  The Borrowers authorize the Agent and the Banks to charge the Loan Account or any deposit account which the Borrowers may maintain with the Agent or any Bank for any of the foregoing; provided that prior to an Event of Default only principal and interest shall be charged against the deposit accounts of the Borrowers with the Agent or any Bank.

(b)                                 The Borrowers shall, jointly and severally, absolutely and unconditionally indemnify and hold the Agent and each Bank harmless against any and all claims, demands, suits, actions, causes of action, damages, losses, settlement payments, obligations, costs, expenses and all other liabilities whatsoever which shall at any time or times be incurred or sustained by the Agent or either Bank or by any of their respective shareholders, directors, officers, employees, subsidiaries, affiliates or agents (except any of the foregoing incurred or sustained as a result of the gross negligence or willful misconduct of the Agent or such Bank) on account of or in relation to any of the arrangements or transactions contemplated by, associated with or ancillary to either this Agreement, or any of the other documents executed or delivered in connection herewith (including, without limitation, those arising as a result of a breach by the Borrowers of any Environmental Laws, whether or not disclosed in Exhibit B attached hereto), whether or not all or any of the transactions contemplated by, associated with or ancillary to this Agreement, or any of such documents, are ultimately consummated.

10.8                           Amendments, Waivers, Etc.  Except as otherwise expressly provided in this Agreement or any of the other Loan Documents:  (i) each of the Loan Documents may be modified, amended or supplemented in any respect whatever only with the prior written consent or approval of the Majority Banks and the Borrowers; and (ii) the performance or observance by the Borrowers of any of their covenants, agreements or obligations under any of the Loan Documents may be waived only with the written consent of the Majority Banks; provided, however, that the following changes shall require the written consent, agreement or approval of all of the Banks:  (A) any decrease in the amount or postponement of the due date of any of the Obligations; (B) any decrease in the interest rates prescribed in any of the Notes or the Swing Line Note; (C) any increase in the Revolving Credit Commitment or Commitment Percentage of any of the Banks, except as permitted by Section 10.10; (D) any change in the definition of Majority Banks; and (E) any change in the terms of this Section 10.8.  Any change to Section 8 or any other provision of this Agreement affecting the rights or obligations of the Agent shall not be amended or modified without the prior written consent of the Agent.

Without limitation of the foregoing, it is agreed that any requirement in any Loan Document of the consent or waiver of the Banks shall be deemed to require the consent or waiver of the Majority Banks.

As used herein, the term “Majority Banks” means those Banks whose aggregate Revolving Credit Commitments constitute at least fifty-one percent (51%) of the Revolving Credit Maximum Amount in effect at the relevant time of reference.

10.9                           Binding Effect of Agreement.  This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Agent, the Banks and their respective successors and assigns.  The Banks may, in accordance with the provisions of Section 10.10 hereof, sell, assign or otherwise transfer all or any portion of their respective right, title and interest in, and their respective Obligations under, this Agreement and the Loans and Swing Line Loans made and to be made hereunder, or grant participations in their respective right, title and interest herein and therein.  No Borrower may assign or transfer any of its rights or obligations hereunder.

10.10                     Assignment and Participation.

(i)                                     Assignments by the Banks.  From and after the date hereof, any Bank may at any time assign all, or a proportionate part of all, of its rights, interests and duties with respect to its Revolving Credit Commitment and Swing Line Commitment, and its Note and Swing Line Note, as applicable, to one or more banks or other financial institutions (each, an “Assignee”) on such terms, as between such Bank and each of its Assignees, as such Bank may think fit, and such Assignee shall assume such rights, interests and duties pursuant to an instrument executed by such Assignee and such Bank, and for this purpose such Bank may make available to each of its potential Assignees such information relating to the Borrowers, this Agreement and the transactions contemplated hereby as such Bank may think necessary or desirable, which information shall be held by each potential Assignee strictly in confidence; provided, however, that (a) prior to assigning any interest to any Assignee hereunder, (1) such Bank shall notify the Agent and the Borrowers in writing identifying the proposed Assignee and stating the aggregate principal amount of the proposed interest to be assigned, and (2) receive the prior written consent of the Agent and the Borrowers, which consent may not be unreasonably withheld, and (b) no Bank will assign to any Assignee less than an aggregate amount equal to $5,000,000 of such Bank’s Revolving Credit Commitment and Loans and interest in its Note, or Swing Line Commitment and Swing Line Loans and interest in its Swing Line Note, or, if less, the remaining amount of such Bank’s Revolving Credit Commitment or Swing Line Commitment, as applicable.  It is understood and agreed that the proviso contained in the immediately preceding sentence shall not be applicable in the case of, and this paragraph (i) shall not restrict, (a) an assignment or other transfer by such Bank to an Affiliate of such Bank or to any other Bank or (b) a collateral assignment or other similar transfer to any of the twelve Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. §341.  Upon execution and delivery of such an instrument and payment by such Assignee to such Bank of an amount equal to the purchase price agreed between such Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights, interests and duties of a Bank with a Revolving Credit Commitment and a Revolving Loan, or a Swing Line Commitment and a Swing Line Loan, as set forth in such instrument of assumption, and such assigning Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required.  Upon the consummation of any assignment pursuant to this paragraph (i), such assigning Bank and the Borrowers shall make appropriate arrangements so that, if required, a new Note is issued to the Assignee.

(ii)                                  Participations by the Banks.  From and after the date hereof, any Bank shall be at liberty to offer participations in its Revolving Credit Commitment and its Note to one or more banks or other financial institutions (each, a “Participant”) on such terms as such Bank may think fit, provided that each participation must be for an amount equal to at least $5,000,000 of such Bank’s Revolving Credit Commitment and Loans.  For this purpose such Bank may make available to each of its potential Participants such information relating to the Borrowers, this Agreement and the transactions contemplated hereby as such Bank may think necessary or desirable, which information shall be held by each potential Participant strictly in confidence.  It is agreed that such Bank offering such participation shall retain the sole right to consent to amendments to, or waivers of, the provisions of this Agreement and its Note and the sole right and responsibility to enforce the obligations of the Borrowers hereunder and under the Notes; provided that such Bank may agree with each of its Participants that such Bank will not agree, without the consent of the Participant, to any amendment or waiver of any provision of this Agreement which would increase or otherwise change such Revolving Credit Commitment or reduce the principal of or rate of interest on the Loans subject to such participation, or postpone the date fixed for any payment of principal or of interest on any Loans.

(iii)                               No Assignee, Participant or other transferee of any Bank’s rights shall be entitled to receive any greater payment under Sections 2.5.6 through 2.5.8, inclusive, hereof than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrowers’ prior written consent or at a time when the circumstances giving rise to such greater payment did not exist.

(iv)                              Assignments require a fee payable by the transferor Bank or its transferee to the Agent, solely for the account of the Agent, of $1,500.

10.11                     Computation of Interest and Fees.  Interest, fees and charges shall be computed daily on the basis of a year of 360 days and paid for the actual number of days for which due.  If the due date for any payment of principal is extended by operation of law, interest shall be payable for such extended time.  Except as otherwise expressly provided in this Agreement, if any payment required by this Agreement becomes due on a day on which banks in Boston, Massachusetts are required or permitted by law or an appropriate authority to remain closed, such payment may be made on the next succeeding day on which such banks are open, and such extension shall be included in computing interest in connection with such payment.

10.12                     Entire Agreement.  This Agreement (including the exhibits hereto) and the other Loan Documents set forth the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and supersedes all prior agreements, promises, covenants, arrangements, communications, representations, warranties, whether oral or written, by any officer, employee or representative of any party hereto.

10.13                     Captions.  The captions for the sections of this Agreement are for ease of reference only and are not an integral part of this Agreement.

10.14                     Counterparts.  This Agreement may be signed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

10.15                     Severability.  The provisions of this Agreement are severable, and if any of these provisions shall be held by any court of competent jurisdiction to be unenforceable, such holdings shall not affect or impair any other provision hereof.

10.16                     Judgment Currency.  If for the purposes of obtaining a judgment in any court or obtaining an order enforcing a judgment it is necessary to convert any amount due from the Borrowers hereunder or under the Notes or under the Swing Line Note in the currency expressed to be payable herein or under the Notes (the “specified currency”) into another currency, then the conversion shall be made at the Agent’s spot rate of exchange for buying the specified currency with such other currency, in accordance with normal banking procedures, prevailing at the Agent’s close of business on the business day next preceding the day on which the judgment is given or the order is made.  In the event that there is a difference between the rate of exchange on the basis of which the amount of such judgment or order is determined and the rate of exchange prevailing on the date of payment, the Borrowers shall pay such additional amount as may be necessary to ensure that the amount paid is the amount of such other currency which permits the Agent to purchase the amount of the specified currency due when such judgment or order is issued at the Agent’s spot rate of exchange for buying the specified currency with such other currency, in accordance with normal banking procedures, prevailing at the Agent’s opening of business on the date of payment.

10.17                     WAIVER OF JURY TRIAL.  THE BORROWERS HEREBY IRREVOCABLY WAIVE TRIAL BY JURY IN ANY JURISDICTION AND IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, THE OBLIGATIONS, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT HERETO OR THERETO, OR ANY CLAIM OR DISPUTE   HOWSOEVER ARISING, BETWEEN ANY OF THE BORROWERS AND THE AGENT AND/OR THE BANKS.  THIS WAIVER OF JURY TRIAL SHALL BE EFFECTIVE FOR EACH AND EVERY DOCUMENT EXECUTED BY THE BORROWERS, THE AGENT AND/OR THE BANKS AND DELIVERED TO THE AGENT, THE BANKS OR THE BORROWERS, AS THE CASE MAY BE, WHETHER OR NOT SUCH DOCUMENT SHALL CONTAIN A WAIVER OF JURY TRIAL.  THE BORROWERS FURTHER ACKNOWLEDGE THAT ALL DOCUMENTS DELIVERED BY THE AGENT, THE BANKS OR THE BORROWERS ARE SUBJECT TO THIS WAIVER OF JURY TRIAL AS TO ANY ACTION THAT MAY BE BROUGHT AS TO ANY OF SUCH DOCUMENTS, INSTRUMENTS OR LETTERS OR THE LIKE.  THE BORROWERS FURTHER CONFIRM THAT THE FOREGOING WAIVERS ARE INFORMED AND FREELY MADE.

WITNESS the execution hereof under seal on the day and year first above written.

The Borrowers:

COURIER CORPORATION

By:	/s/ Lee Cochrane
Title: V. P. & Treasurer

COURIER COMPANIES, INC.

By:	/s/ Lee Cochrane
Title: Asst. Treasurer

COURIER FOREIGN SALES CORPORATION LIMITED

By:	/s/ Lee Cochrane
Title: Treasurer

COURIER KENDALLVILLE, INC.

By:	/s/ Lee Cochrane
Title: Asst. Treasurer

COURIER PROPERTIES, INC.

By:	/s/ Lee Cochrane
Title: Asst. Treasurer

NATIONAL PUBLISHING COMPANY

By:	/s/ Lee Cochrane
Title: Asst. Treasurer

COURIER NEW MEDIA, INC.

By:	/s/ Lee Cochrane
Title: Asst. Treasurer

BOOK-MART PRESS, INC.

By:	/s/ Lee Cochrane
Title: Asst. Treasurer

MASSACHUSETTS NATIONAL PUBLISHING BUSINESS TRUST

By:	/s/ Lee Cochrane
Title: Asst. Treasurer

DOVER PUBLICATIONS, INC.

By:	/s/ Lee Cochrane
Title: Asst. Treasurer

The Banks:

CITIZENS BANK OF MASSACHUSETTS
(successor to State Street Bank
& Trust Company)

By:	/s/ S. F. Foley
Title: S. F. Foley, Vice President

FLEET NATIONAL BANK
(f/k/a BankBoston, N.A.)

By:	/s/ Elise M. Russo
Title: S.V.P.

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Mitchell B. Feldman
Title: S.V.P.

SOVEREIGN BANK (a federal savings bank)

By:	/s/ Michael S. Tager S.V.P.
Title: Sr. Vice President

The Agent:

CITIZENS BANK OF MASSACHUSETTS
(successor to State Street Bank
& Trust Company)

By:	/s/ S. F. Foley
Title: S. F. Foley, Vice President

EXHIBIT A-1

Amended and Restated

Revolving Credit Note

$15,000,000	Boston, Massachusetts
March 31, 2003

FOR VALUE RECEIVED, the undersigned (hereinafter, together with their respective successors in title and assigns, collectively called the “Borrowers”), by this promissory note (hereinafter, called “this Note”), absolutely and unconditionally promise to pay to the order of FLEET NATIONAL BANK (f/k/a BankBoston, N.A.) (hereinafter, together with its successors in title and assigns, called the “Bank”), the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000), or so much thereof as shall have been advanced by the Bank to the Borrowers by way of revolving loans under the Credit Agreement (as hereinafter defined) and shall remain outstanding, such payment to be made as hereinafter provided, and to pay interest on the principal sum outstanding hereunder from time to time from the date hereof until the said principal sum or the unpaid portion thereof shall have become due and payable as hereinafter provided.

The entire unpaid principal (not at the time overdue) of this Note shall bear interest at the rate or rates from time to time in effect under the Credit Agreement.  Accrued interest on the unpaid principal under this Note shall be payable on the dates specified in the Credit Agreement.

On March 31, 2006, the date of the final maturity of this Note, there shall become absolutely due and payable by the Borrowers hereunder, and the Borrowers hereby jointly and severally promise to pay to the holder hereof, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

Each overdue amount (whether of principal, interest or otherwise) payable on or in respect of this Note or the indebtedness evidenced hereby shall (to the extent permitted by applicable law) bear interest at the rates and on the terms provided by the Credit Agreement.  The unpaid interest accrued on each overdue amount in accordance with the foregoing terms of this paragraph shall become and be absolutely due and payable by the Borrowers to the holder hereof on demand by the holder of this Note.  Interest on each overdue amount will continue to accrue as provided by the foregoing terms of this paragraph, and will (to the extent permitted by applicable law) be compounded monthly until the obligations of the Borrowers in respect of the payment of such overdue amount shall be discharged (whether before or after judgment).

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Each payment of principal, interest or other sum payable on or in respect of this Note or the indebtedness evidenced hereby shall be made by the Borrowers directly to the Agent in U.S. Dollars, at the Agent’s Head Office (as hereinafter defined), on the due date of such payment, and in immediately available and freely transferable funds.  All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made without set-off or counterclaim and free and clear of and without any deductions, withholdings, restrictions or conditions of any nature.

This Note is made and delivered by the Borrowers to the Bank pursuant to an Amended and Restated Revolving Credit Agreement, dated as of March 31, 2003, among the Borrowers, the Banks and the Agent (hereinafter, as originally executed, or, if varied or supplemented or amended and restated, called the “Credit Agreement”).  This Note evidences the joint and several obligations of the Borrowers (a) to repay the principal amount of each Revolving Loan (as defined in the Credit Agreement) made by the Bank to the Borrowers pursuant to the Credit Agreement; (b) to pay interest, as herein and therein provided, on the principal amount hereof remaining unpaid from time to time; and (c) to pay other amounts which may become due and payable hereunder as herein provided.  Reference is hereby made to the Credit Agreement (including the Exhibits annexed thereto) for a complete statement of the terms thereof.

No reference herein to the Credit Agreement or to any provisions thereof shall impair the obligations of the Borrowers, which are absolute, unconditional and irrevocable, to pay the principal of and the interest on this Note and to pay all (if any) other amounts which may become due and payable on or in respect of this Note or the indebtedness evidenced hereby, strictly in accordance with the terms and the tenor of this Note.

For all purposes of this Note, the following terms shall have the respective meanings set forth below:

(a)                                  “Agent” means Citizens Bank of Massachusetts (successor to State Street Bank and Trust Company), acting in its capacity as Agent for the Banks under the Credit Agreement.

(b)                                 “Agent’s Head Office” means the head office of Agent located at 28 State Street, Boston, Massachusetts 02109.

(c)                                  “Banks” shall have the meaning ascribed to such term in the Credit Agreement.

(d)                                 “holder” means the Bank in possession of this Note or any other Person who is at the time the lawful holder in possession of this Note.

The Borrowers will have the right to prepay the unpaid principal of this Note in full or in part upon the terms contained in the Credit Agreement.  The Borrowers will

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have an obligation to prepay principal of this Note upon the terms contained in the Credit Agreement.  Any partial payment of the indebtedness evidenced by this Note shall be applied in accordance with the terms of the Credit Agreement.

Pursuant to, and upon the terms contained in, Section 6 of the Credit Agreement, the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby may be declared to be immediately due and payable, whereupon the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall (if not already due and payable) forthwith become and be due and payable to the holder of this Note without presentment, demand, protest or any other formalities of any kind, all of which are hereby expressly and irrevocably waived by the Borrowers.

All computations of interest payable as provided in this Note shall be made by the Agent on the basis of the actual number of days elapsed divided by 360.  The Prime Rate (as defined in the Credit Agreement) in effect from time to time shall be determined in accordance with the terms of the Credit Agreement.

Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Borrowers hereby jointly and severally promise to pay to the holder of this Note, upon demand by the holder hereof at any time, in addition to principal, interest and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and attorneys’ fees and all other collection charges and expenses reasonably incurred or sustained by the holder of this Note.

The Borrowers hereby irrevocably waive notice of acceptance, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note.  The Borrowers hereby absolutely and irrevocably consent and submit to the jurisdiction of the Courts of the Commonwealth of Massachusetts and of any Federal Court located in the said Commonwealth in connection with any actions or proceedings brought against the Borrowers by the holder hereof arising out of or relating to this Note.

This Note is intended to take effect as a sealed instrument.  This Note and the obligations of the Borrowers hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

Each of the Borrowers shall be jointly and severally liable for the full amount owing under this Note.

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IN WITNESS WHEREOF, this AMENDED AND RESTATED REVOLVING CREDIT NOTE has been duly executed by the undersigned on the day and in the year first above written in Boston, Massachusetts.

The Borrowers:

WITNESS:	COURIER CORPORATION

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: V. P. & Treasurer

WITNESS:	COURIER COMPANIES, INC.

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

WITNESS:	COURIER FOREIGN SALES CORPORATION LIMITED

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Treasurer

WITNESS:	COURIER KENDALLVILLE, INC.

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

WITNESS:	COURIER PROPERTIES, INC.

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

WITNESS:	NATIONAL PUBLISHING COMPANY

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

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WITNESS:	COURIER NEW MEDIA, INC.

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

WITNESS:	BOOK-MART PRESS, INC.

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

WITNESS:	MASSACHUSETTS NATIONAL PUBLISHING BUSINESS TRUST

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

WITNESS:	DOVER PUBLICATIONS, INC.

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

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EXHIBIT A-1

Amended and Restated

Revolving Credit Note

$15,000,000	Boston, Massachusetts
March 31, 2003

FOR VALUE RECEIVED, the undersigned (hereinafter, together with their respective successors in title and assigns, collectively called the “Borrowers”), by this promissory note (hereinafter, called “this Note”), absolutely and unconditionally promise to pay to the order of KEYBANK NATIONAL ASSOCIATION (hereinafter, together with its successors in title and assigns, called the “Bank”), the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000), or so much thereof as shall have been advanced by the Bank to the Borrowers by way of revolving loans under the Credit Agreement (as hereinafter defined) and shall remain outstanding, such payment to be made as hereinafter provided, and to pay interest on the principal sum outstanding hereunder from time to time from the date hereof until the said principal sum or the unpaid portion thereof shall have become due and payable as hereinafter provided.

The entire unpaid principal (not at the time overdue) of this Note shall bear interest at the rate or rates from time to time in effect under the Credit Agreement.  Accrued interest on the unpaid principal under this Note shall be payable on the dates specified in the Credit Agreement.

On March 31, 2006, the date of the final maturity of this Note, there shall become absolutely due and payable by the Borrowers hereunder, and the Borrowers hereby jointly and severally promise to pay to the holder hereof, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

Each overdue amount (whether of principal, interest or otherwise) payable on or in respect of this Note or the indebtedness evidenced hereby shall (to the extent permitted by applicable law) bear interest at the rates and on the terms provided by the Credit Agreement.  The unpaid interest accrued on each overdue amount in accordance with the foregoing terms of this paragraph shall become and be absolutely due and payable by the Borrowers to the holder hereof on demand by the holder of this Note.  Interest on each overdue amount will continue to accrue as provided by the foregoing terms of this paragraph, and will (to the extent permitted by applicable law) be compounded monthly until the obligations of the Borrowers in respect of the payment of such overdue amount shall be discharged (whether before or after judgment).

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Each payment of principal, interest or other sum payable on or in respect of this Note or the indebtedness evidenced hereby shall be made by the Borrowers directly to the Agent in U.S. Dollars, at the Agent’s Head Office (as hereinafter defined), on the due date of such payment, and in immediately available and freely transferable funds.  All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made without set-off or counterclaim and free and clear of and without any deductions, withholdings, restrictions or conditions of any nature.

This Note is made and delivered by the Borrowers to the Bank pursuant to an Amended and Restated Revolving Credit Agreement, dated as of March 31, 2003, among the Borrowers, the Banks and the Agent (hereinafter, as originally executed, or, if varied or supplemented or amended and restated, called the “Credit Agreement”).  This Note evidences the joint and several obligations of the Borrowers (a) to repay the principal amount of each Revolving Loan (as defined in the Credit Agreement) made by the Bank to the Borrowers pursuant to the Credit Agreement; (b) to pay interest, as herein and therein provided, on the principal amount hereof remaining unpaid from time to time; and (c) to pay other amounts which may become due and payable hereunder as herein provided.  Reference is hereby made to the Credit Agreement (including the Exhibits annexed thereto) for a complete statement of the terms thereof.

No reference herein to the Credit Agreement or to any provisions thereof shall impair the obligations of the Borrowers, which are absolute, unconditional and irrevocable, to pay the principal of and the interest on this Note and to pay all (if any) other amounts which may become due and payable on or in respect of this Note or the indebtedness evidenced hereby, strictly in accordance with the terms and the tenor of this Note.

For all purposes of this Note, the following terms shall have the respective meanings set forth below:

(a)                                  “Agent” means Citizens Bank of Massachusetts (successor to State Street Bank and Trust Company), acting in its capacity as Agent for the Banks under the Credit Agreement.

(b)                                 “Agent’s Head Office” means the head office of Agent located at 28 State Street, Boston, Massachusetts 02109.

(c)                                  “Banks” shall have the meaning ascribed to such term in the Credit Agreement.

(d)                                 “holder” means the Bank in possession of this Note or any other Person who is at the time the lawful holder in possession of this Note.

The Borrowers will have the right to prepay the unpaid principal of this Note in full or in part upon the terms contained in the Credit Agreement.  The Borrowers will

2

have an obligation to prepay principal of this Note upon the terms contained in the Credit Agreement.  Any partial payment of the indebtedness evidenced by this Note shall be applied in accordance with the terms of the Credit Agreement.

Pursuant to, and upon the terms contained in, Section 6 of the Credit Agreement, the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby may be declared to be immediately due and payable, whereupon the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall (if not already due and payable) forthwith become and be due and payable to the holder of this Note without presentment, demand, protest or any other formalities of any kind, all of which are hereby expressly and irrevocably waived by the Borrowers.

All computations of interest payable as provided in this Note shall be made by the Agent on the basis of the actual number of days elapsed divided by 360.  The Prime Rate (as defined in the Credit Agreement) in effect from time to time shall be determined in accordance with the terms of the Credit Agreement.

Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Borrowers hereby jointly and severally promise to pay to the holder of this Note, upon demand by the holder hereof at any time, in addition to principal, interest and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and attorneys’ fees and all other collection charges and expenses reasonably incurred or sustained by the holder of this Note.

The Borrowers hereby irrevocably waive notice of acceptance, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note.  The Borrowers hereby absolutely and irrevocably consent and submit to the jurisdiction of the Courts of the Commonwealth of Massachusetts and of any Federal Court located in the said Commonwealth in connection with any actions or proceedings brought against the Borrowers by the holder hereof arising out of or relating to this Note.

This Note is intended to take effect as a sealed instrument.  This Note and the obligations of the Borrowers hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

Each of the Borrowers shall be jointly and severally liable for the full amount owing under this Note.

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IN WITNESS WHEREOF, this AMENDED AND RESTATED REVOLVING CREDIT NOTE has been duly executed by the undersigned on the day and in the year first above written in Boston, Massachusetts.

The Borrowers:

WITNESS:	COURIER CORPORATION

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: V. P. & Treasurer

WITNESS:	COURIER COMPANIES, INC.

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

WITNESS:	COURIER FOREIGN SALES CORPORATION LIMITED

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Treasurer

WITNESS:	COURIER KENDALLVILLE, INC.

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

WITNESS:	COURIER PROPERTIES, INC.

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

WITNESS:	NATIONAL PUBLISHING COMPANY

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

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WITNESS:	COURIER NEW MEDIA, INC.

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

WITNESS:	BOOK-MART PRESS, INC.

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

WITNESS:	MASSACHUSETTS NATIONAL PUBLISHING BUSINESS TRUST

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

WITNESS:	DOVER PUBLICATIONS, INC.

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

5

EXHIBIT A-1

Amended and Restated
Revolving Credit Note

$15,000,000	Boston, Massachusetts
March 31, 2003

FOR VALUE RECEIVED, the undersigned (hereinafter, together with their respective successors in title and assigns, collectively called the “Borrowers”), by this promissory note (hereinafter, called “this Note”), absolutely and unconditionally promise to pay to the order of CITIZENS BANK OF MASSACHUSETTS (successor to State Street Bank and Trust Company) (hereinafter, together with its successors in title and assigns, called the “Bank”), the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000), or so much thereof as shall have been advanced by the Bank to the Borrowers by way of revolving loans under the Credit Agreement (as hereinafter defined) and shall remain outstanding, such payment to be made as hereinafter provided, and to pay interest on the principal sum outstanding hereunder from time to time from the date hereof until the said principal sum or the unpaid portion thereof shall have become due and payable as hereinafter provided.

The entire unpaid principal (not at the time overdue) of this Note shall bear interest at the rate or rates from time to time in effect under the Credit Agreement.  Accrued interest on the unpaid principal under this Note shall be payable on the dates specified in the Credit Agreement.

On March 31, 2006, the date of the final maturity of this Note, there shall become absolutely due and payable by the Borrowers hereunder, and the Borrowers hereby jointly and severally promise to pay to the holder hereof, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

Each overdue amount (whether of principal, interest or otherwise) payable on or in respect of this Note or the indebtedness evidenced hereby shall (to the extent permitted by applicable law) bear interest at the rates and on the terms provided by the Credit Agreement.  The unpaid interest accrued on each overdue amount in accordance with the foregoing terms of this paragraph shall become and be absolutely due and payable by the Borrowers to the holder hereof on demand by the holder of this Note.  Interest on each overdue amount will continue to accrue as provided by the foregoing terms of this paragraph, and will (to the extent permitted by applicable law) be compounded monthly until the obligations of the Borrowers in respect of the payment of such overdue amount shall be discharged (whether before or after judgment).

6

Each payment of principal, interest or other sum payable on or in respect of this Note or the indebtedness evidenced hereby shall be made by the Borrowers directly to the Agent in U.S. Dollars, at the Agent’s Head Office (as hereinafter defined), on the due date of such payment, and in immediately available and freely transferable funds.  All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made without set-off or counterclaim and free and clear of and without any deductions, withholdings, restrictions or conditions of any nature.

This Note is made and delivered by the Borrowers to the Bank pursuant to an Amended and Restated Revolving Credit Agreement, dated as of March 31, 2003, among the Borrowers, the Banks and the Agent (hereinafter, as originally executed, or, if varied or supplemented or amended and restated, called the “Credit Agreement”).  This Note evidences the joint and several obligations of the Borrowers (a) to repay the principal amount of each Revolving Loan (as defined in the Credit Agreement) made by the Bank to the Borrowers pursuant to the Credit Agreement; (b) to pay interest, as herein and therein provided, on the principal amount hereof remaining unpaid from time to time; and (c) to pay other amounts which may become due and payable hereunder as herein provided.  Reference is hereby made to the Credit Agreement (including the Exhibits annexed thereto) for a complete statement of the terms thereof.

No reference herein to the Credit Agreement or to any provisions thereof shall impair the obligations of the Borrowers, which are absolute, unconditional and irrevocable, to pay the principal of and the interest on this Note and to pay all (if any) other amounts which may become due and payable on or in respect of this Note or the indebtedness evidenced hereby, strictly in accordance with the terms and the tenor of this Note.

For all purposes of this Note, the following terms shall have the respective meanings set forth below:

(a)                                  “Agent” means Citizens Bank of Massachusetts (successor to State Street Bank and Trust Company), acting in its capacity as Agent for the Banks under the Credit Agreement.

(b)                                 “Agent’s Head Office” means the head office of Agent located at 28 State Street, Boston, Massachusetts 02109.

(c)                                  “Banks” shall have the meaning ascribed to such term in the Credit Agreement.

(d)                                 “holder” means the Bank in possession of this Note or any other Person who is at the time the lawful holder in possession of this Note.

7

The Borrowers will have the right to prepay the unpaid principal of this Note in full or in part upon the terms contained in the Credit Agreement.  The Borrowers will have an obligation to prepay principal of this Note upon the terms contained in the Credit Agreement.  Any partial payment of the indebtedness evidenced by this Note shall be applied in accordance with the terms of the Credit Agreement.

Pursuant to, and upon the terms contained in, Section 6 of the Credit Agreement, the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby may be declared to be immediately due and payable, whereupon the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall (if not already due and payable) forthwith become and be due and payable to the holder of this Note without presentment, demand, protest or any other formalities of any kind, all of which are hereby expressly and irrevocably waived by the Borrowers.

All computations of interest payable as provided in this Note shall be made by the Agent on the basis of the actual number of days elapsed divided by 360.  The Prime Rate (as defined in the Credit Agreement) in effect from time to time shall be determined in accordance with the terms of the Credit Agreement.

Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Borrowers hereby jointly and severally promise to pay to the holder of this Note, upon demand by the holder hereof at any time, in addition to principal, interest and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and attorneys’ fees and all other collection charges and expenses reasonably incurred or sustained by the holder of this Note.

The Borrowers hereby irrevocably waive notice of acceptance, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note.  The Borrowers hereby absolutely and irrevocably consent and submit to the jurisdiction of the Courts of the Commonwealth of Massachusetts and of any Federal Court located in the said Commonwealth in connection with any actions or proceedings brought against the Borrowers by the holder hereof arising out of or relating to this Note.

This Note is intended to take effect as a sealed instrument.  This Note and the obligations of the Borrowers hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

Each of the Borrowers shall be jointly and severally liable for the full amount owing under this Note.

8

IN WITNESS WHEREOF, this AMENDED AND RESTATED REVOLVING CREDIT NOTE has been duly executed by the undersigned on the day and in the year first above written in Boston, Massachusetts.

The Borrowers:

WITNESS:	COURIER CORPORATION

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: VP & Treasurer

WITNESS:	COURIER COMPANIES, INC.

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

WITNESS:	COURIER FOREIGN SALES CORPORATION LIMITED

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Treasurer

WITNESS:	COURIER KENDALLVILLE, INC.

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

WITNESS:	COURIER PROPERTIES, INC.

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

WITNESS:	NATIONAL PUBLISHING COMPANY

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

9

WITNESS:	COURIER NEW MEDIA, INC.

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

WITNESS:	BOOK-MART PRESS, INC.

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

WITNESS:	MASSACHUSETTS NATIONAL PUBLISHING BUSINESS TRUST

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

10

WITNESS:	DOVER PUBLICATIONS, INC.

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

11

EXHIBIT A-1

Amended and Restated
Revolving Credit Note

$15,000,000	Boston, Massachusetts
March 31, 2003

FOR VALUE RECEIVED, the undersigned (hereinafter, together with their respective successors in title and assigns, collectively called the “Borrowers”), by this promissory note (hereinafter, called “this Note”), absolutely and unconditionally promise to pay to the order of SOVEREIGN BANK (hereinafter, together with its successors in title and assigns, called the “Bank”), the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000), or so much thereof as shall have been advanced by the Bank to the Borrowers by way of revolving loans under the Credit Agreement (as hereinafter defined) and shall remain outstanding, such payment to be made as hereinafter provided, and to pay interest on the principal sum outstanding hereunder from time to time from the date hereof until the said principal sum or the unpaid portion thereof shall have become due and payable as hereinafter provided.

The entire unpaid principal (not at the time overdue) of this Note shall bear interest at the rate or rates from time to time in effect under the Credit Agreement.  Accrued interest on the unpaid principal under this Note shall be payable on the dates specified in the Credit Agreement.

On March 31, 2006, the date of the final maturity of this Note, there shall become absolutely due and payable by the Borrowers hereunder, and the Borrowers hereby jointly and severally promise to pay to the holder hereof, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

Each overdue amount (whether of principal, interest or otherwise) payable on or in respect of this Note or the indebtedness evidenced hereby shall (to the extent permitted by applicable law) bear interest at the rates and on the terms provided by the Credit Agreement.  The unpaid interest accrued on each overdue amount in accordance with the foregoing terms of this paragraph shall become and be absolutely due and payable by the Borrowers to the holder hereof on demand by the holder of this Note.  Interest on each overdue amount will continue to accrue as provided by the foregoing terms of this paragraph, and will (to the extent permitted by applicable law) be compounded monthly until the obligations of the Borrowers in respect of the payment of such overdue amount shall be discharged (whether before or after judgment).

12

Each payment of principal, interest or other sum payable on or in respect of this Note or the indebtedness evidenced hereby shall be made by the Borrowers directly to the Agent in U.S. Dollars, at the Agent’s Head Office (as hereinafter defined), on the due date of such payment, and in immediately available and freely transferable funds.  All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made without set-off or counterclaim and free and clear of and without any deductions, withholdings, restrictions or conditions of any nature.

This Note is made and delivered by the Borrowers to the Bank pursuant to an Amended and Restated Revolving Credit Agreement, dated as of March 31, 2003, among the Borrowers, the Banks and the Agent (hereinafter, as originally executed, or, if varied or supplemented or amended and restated, called the “Credit Agreement”).  This Note evidences the joint and several obligations of the Borrowers (a) to repay the principal amount of each Revolving Loan (as defined in the Credit Agreement) made by the Bank to the Borrowers pursuant to the Credit Agreement; (b) to pay interest, as herein and therein provided, on the principal amount hereof remaining unpaid from time to time; and (c) to pay other amounts which may become due and payable hereunder as herein provided.  Reference is hereby made to the Credit Agreement (including the Exhibits annexed thereto) for a complete statement of the terms thereof.

No reference herein to the Credit Agreement or to any provisions thereof shall impair the obligations of the Borrowers, which are absolute, unconditional and irrevocable, to pay the principal of and the interest on this Note and to pay all (if any) other amounts which may become due and payable on or in respect of this Note or the indebtedness evidenced hereby, strictly in accordance with the terms and the tenor of this Note.

For all purposes of this Note, the following terms shall have the respective meanings set forth below:

(a)                                  “Agent” means Citizens Bank of Massachusetts (successor to State Street Bank and Trust Company), acting in its capacity as Agent for the Banks under the Credit Agreement.

(b)                                 “Agent’s Head Office” means the head office of Agent located at 28 State Street, Boston, Massachusetts 02109.

(c)                                  “Banks” shall have the meaning ascribed to such term in the Credit Agreement.

(d)                                 “holder” means the Bank in possession of this Note or any other Person who is at the time the lawful holder in possession of this Note.

The Borrowers will have the right to prepay the unpaid principal of this Note in full or in part upon the terms contained in the Credit Agreement.  The Borrowers will

13

have an obligation to prepay principal of this Note upon the terms contained in the Credit Agreement.  Any partial payment of the indebtedness evidenced by this Note shall be applied in accordance with the terms of the Credit Agreement.

Pursuant to, and upon the terms contained in, Section 6 of the Credit Agreement, the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby may be declared to be immediately due and payable, whereupon the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall (if not already due and payable) forthwith become and be due and payable to the holder of this Note without presentment, demand, protest or any other formalities of any kind, all of which are hereby expressly and irrevocably waived by the Borrowers.

All computations of interest payable as provided in this Note shall be made by the Agent on the basis of the actual number of days elapsed divided by 360.  The Prime Rate (as defined in the Credit Agreement) in effect from time to time shall be determined in accordance with the terms of the Credit Agreement.

Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Borrowers hereby jointly and severally promise to pay to the holder of this Note, upon demand by the holder hereof at any time, in addition to principal, interest and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and attorneys’ fees and all other collection charges and expenses reasonably incurred or sustained by the holder of this Note.

The Borrowers hereby irrevocably waive notice of acceptance, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note.  The Borrowers hereby absolutely and irrevocably consent and submit to the jurisdiction of the Courts of the Commonwealth of Massachusetts and of any Federal Court located in the said Commonwealth in connection with any actions or proceedings brought against the Borrowers by the holder hereof arising out of or relating to this Note.

This Note is intended to take effect as a sealed instrument.  This Note and the obligations of the Borrowers hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

Each of the Borrowers shall be jointly and severally liable for the full amount owing under this Note.

14

IN WITNESS WHEREOF, this AMENDED AND RESTATED REVOLVING CREDIT NOTE has been duly executed by the undersigned on the day and in the year first above written in Boston, Massachusetts.

The Borrowers:

WITNESS:	COURIER CORPORATION

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: VP & Treasurer

WITNESS:	COURIER COMPANIES, INC.

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

WITNESS:	COURIER FOREIGN SALES CORPORATION LIMITED

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Treasurer

WITNESS:	COURIER KENDALLVILLE, INC.

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

WITNESS:	COURIER PROPERTIES, INC.

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

WITNESS:	NATIONAL PUBLISHING COMPANY

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

15

WITNESS:	COURIER NEW MEDIA, INC.

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

WITNESS:	BOOK-MART PRESS, INC.

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

WITNESS:	MASSACHUSETTS NATIONAL PUBLISHING BUSINESS TRUST

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

WITNESS:	DOVER PUBLICATIONS, INC.

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

16

EXHIBIT A-2

Swing Line Note

$15,000,000	Boston, Massachusetts
March 31, 2003

FOR VALUE RECEIVED, the undersigned (hereinafter, together with their respective successors in title and assigns, collectively called the “Borrowers”), by this promissory note (hereinafter, called “this Note”), absolutely and unconditionally promise to pay to the order of CITIZENS BANK OF MASSACHUSETTS (successor to State Street Bank & Trust Company) (hereinafter, together with its successors in title and assigns, called the “Bank”), the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000), or so much thereof as shall have been advanced by the Bank to the Borrowers by way of swing line loans under the Credit Agreement (as hereinafter defined) and shall remain outstanding, such payment to be made as hereinafter provided, and to pay interest on the principal sum outstanding hereunder from time to time from the date hereof until the said principal sum or the unpaid portion thereof shall have become due and payable as hereinafter provided.

The entire unpaid principal (not at the time overdue) of this Note shall bear interest at the rate or rates from time to time in effect under the Credit Agreement.  Accrued interest on the unpaid principal under this Note shall be payable on the dates specified in the Credit Agreement.

On March 31, 2006, the date of the final maturity of this Note, there shall become absolutely due and payable by the Borrowers hereunder, and the Borrowers hereby jointly and severally promise to pay to the holder hereof, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

Each overdue amount (whether of principal, interest or otherwise) payable on or in respect of this Note or the indebtedness evidenced hereby shall (to the extent permitted by applicable law) bear interest at the rates and on the terms provided by the Credit Agreement.  The unpaid interest accrued on each overdue amount in accordance with the foregoing terms of this paragraph shall become and be absolutely due and payable by the Borrowers to the holder hereof on demand by the holder of this Note.  Interest on each overdue amount will continue to accrue as provided by the foregoing terms of this paragraph, and will (to the extent permitted by applicable law) be compounded monthly until the obligations of the Borrowers in respect of the payment of such overdue amount shall be discharged (whether before or after judgment).

17

Each payment of principal, interest or other sum payable on or in respect of this Note or the indebtedness evidenced hereby shall be made by the Borrowers directly to the Agent in U.S. Dollars, at the Agent’s Head Office (as hereinafter defined), on the due date of such payment, and in immediately available and freely transferable funds.  All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made without set-off or counterclaim and free and clear of and without any deductions, withholdings, restrictions or conditions of any nature.

This Note is made and delivered by the Borrowers to the Bank pursuant to an Amended and Restated Revolving Credit Agreement, dated as of March 31, 2003 among the Borrowers, the Banks and the Agent (hereinafter, as originally executed, or, if varied or supplemented or amended and restated, called the “Credit Agreement”).  This Note evidences the joint and several obligations of the Borrowers (a) to repay the principal amount of each Swing Line Loan (as defined in the Credit Agreement) made by the Bank to the Borrowers pursuant to the Credit Agreement; (b) to pay interest, as herein and therein provided, on the principal amount hereof remaining unpaid from time to time; and (c) to pay other amounts which may become due and payable hereunder as herein provided.  Reference is hereby made to the Credit Agreement (including the Exhibits annexed thereto) for a complete statement of the terms thereof.

No reference herein to the Credit Agreement or to any provisions thereof shall impair the obligations of the Borrowers, which are absolute, unconditional and irrevocable, to pay the principal of and the interest on this Note and to pay all (if any) other amounts which may become due and payable on or in respect of this Note or the indebtedness evidenced hereby, strictly in accordance with the terms and the tenor of this Note.

For all purposes of this Note, the following terms shall have the respective meanings set forth below:

(a)                                  “Agent” means Citizens Bank of Massachusetts (successor to State Street Bank and Trust Company), acting in its capacity as Agent for the Banks under the Credit Agreement.

(b)                                 “Agent’s Head Office” means the head office of Citizens Bank of Massachusetts located at 28 State Street, Boston, Massachusetts 02109.

(c)                                  “Banks” shall have the meaning ascribed to such term in the Credit Agreement.

(d)                                 “holder” means the Bank in possession of this Note or any other Person who is at the time the lawful holder in possession of this Note.

The Borrowers will have the right to prepay the unpaid principal of this Note in full or in part upon the terms contained in the Credit Agreement.  The Borrowers will

18

have an obligation to prepay principal of this Note upon the terms contained in the Credit Agreement.  Any partial payment of the indebtedness evidenced by this Note shall be applied in accordance with the terms of the Credit Agreement.

Pursuant to, and upon the terms contained in, Section 6 of the Credit Agreement, the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby may be declared to be immediately due and payable, whereupon the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall (if not already due and payable) forthwith become and be due and payable to the holder of this Note without presentment, demand, protest or any other formalities of any kind, all of which are hereby expressly and irrevocably waived by the Borrowers.

All computations of interest payable as provided in this Note shall be made by the Agent on the basis of the actual number of days elapsed divided by 360.  The Prime Rate (as defined in the Credit Agreement) in effect from time to time shall be determined in accordance with the terms of the Credit Agreement.

Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Borrowers hereby jointly and severally promise to pay to the holder of this Note, upon demand by the holder hereof at any time, in addition to principal, interest and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and attorneys’ fees and all other collection charges and expenses reasonably incurred or sustained by the holder of this Note.

The Borrowers hereby irrevocably waive notice of acceptance, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note.  The Borrowers hereby absolutely and irrevocably consent and submit to the jurisdiction of the Courts of the Commonwealth of Massachusetts and of any Federal Court located in the said Commonwealth in connection with any actions or proceedings brought against the Borrowers by the holder hereof arising out of or relating to this Note.

This Note is intended to take effect as a sealed instrument.  This Note and the obligations of the Borrowers hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

Each of the Borrowers shall be jointly and severally liable for the full amount owing under this Note.

19

IN WITNESS WHEREOF, this SWING LINE NOTE has been duly executed by the undersigned on the day and in the year first above written in Boston, Massachusetts.

The Borrowers:

WITNESS:	COURIER CORPORATION

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:	Title:	VP & Treasurer

WITNESS:	COURIER COMPANIES, INC.

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:	Title:	Asst. Treasurer

WITNESS:	COURIER FOREIGN SALES CORPORATION LIMITED

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:	Title:	Treasurer

WITNESS:	COURIER KENDALLVILLE, INC.

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:	Title:	Asst. Treasurer

WITNESS:	COURIER PROPERTIES, INC.

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:	Title:	Asst. Treasurer

WITNESS:	NATIONAL PUBLISHING COMPANY

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:	Title:	Asst. Treasurer

20

WITNESS:	COURIER NEW MEDIA, INC.

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

WITNESS:	BOOK-MART PRESS, INC.

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

WITNESS:	MASSACHUSETTS NATIONAL PUBLISHING BUSINESS TRUST

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:		Title: Asst. Treasurer

WITNESS:	DOVER PUBLICATIONS, INC.

s/ Elaine Imbrogna	By:	s/ Lee Cochrane
Title:	Title:	Asst. Treasurer

21

EXHIBIT B

DISCLOSURE STATEMENT

Revolving Credit Agreement Section, and Information Requested		Disclosure

3.1 Organization and Qualification
•Borrower information		•Courier Corporation: incorporated and qualified in Massachusetts

•Subsidiary information		•Refer to Exhibit F

3.4 Approvals and Consents		•No exceptions

3.5 Title to Properties: Absence of Liens		•No exceptions

3.6 Compliance		•No exceptions

3.7 Financial Statements		•No exceptions
•Material adverse changes to financial statement dated September 28, 2002

3.9	Taxes
	•Waivers extending applicable statute of limitations	•No exceptions

3.10	Litigation	•No exceptions

1

Revolving Credit Agreement Section, and Information Requested		Disclosure

3.13	ERISA
•List of plans

Retirement Plans:

Courier Profit Sharing and Savings Plan
Dover Publications Inc. Retirement Income Plan
Dover Publications Inc. 401k Profit Sharing Plan

Multi-Employer Union Retirement Plans

Graphic Communications International Union
• Employer Retirement Fund
Graphic Communications International Union
• Supplemental Retirement and
Disability Fund
Bindery Industry
Employers/GCIU Pension Fund
Graphic Communications International Local 2B 401k Plan

Welfare Plans

Courier Corporation Group Life Insurance Plan
Courier Corporation Health Insurance Plan
Courier Corporation Group Weekly Indemnity Benefit Plan
Courier Corporation Long-Term Disability Plan
Courier Stoughton Delta Dental Plan
National Publishing Company Keystone Health Plan East
National Publishing Company Medical Insurance Plan
Dental Insurance Plan of National Publishing Company
Courier Corporation Travel Accident Insurance Plan
•Reportable events

2

None; last reportable event was in 1988 when former defined benefit plans of the Borrower Revolving Credit Agreement Section, and		and its Affiliates were terminated.

Information Requested		Disclosure

3.15	Environmental and Regulatory Compliance
	•Real Properties owned or leased	•Refer to Borrower’s Form 10-K for the fiscal year
ended September 28, 2002, and Exhibit B-1 attached hereto.
Additional properties leased:
New York, NY, 60 East 42nd Street
Hayward, CA, 22320 Foothill Blvd.

•Despite the provisions of Section 3.15, the following information is being provided although the Company believes that it is unlikely that any liability it may incur in respect of the following matters would have a material and adverse effect on the condition (financial or other), properties, business or results of operations of the Company and its subsidiaries taken as a whole.

•Underground storage tanks

Kendallville, Ind.
•one 20,000 gallon fuel oil tank
Philadelphia, PA
•two 10,000 gallon fuel oil tanks
Westford, MA
•two 30,000 gallon fuel oil tanks
•one 12,000 gallon fuel oil tank

3

Revolving Credit Agreement Section, and Information Requested

3.16	Labor Relations

3.17	Contracts with Affiliates, Etc.
•Agreements or transactions not in the ordinary course of business with Affiliates
•No indebtedness owing by any Affiliate to the Borrower or any Subsidiary

	5.6	Guaranties
•No guaranties

	5.7	Restrictions and Liens
•Listed encumbrances

Disclosure

•No exceptions

•Refer to Borrower’s Form 10-K for the fiscal year ended September 28, 2002
•No exceptions

•No exceptions

Installment Sales Agreement between PIDC Financing (“PIDC”) and Courier Properties, Inc. dated April 24, 1996 with respect to a portion of the premises located at 11311 Roosevelt Boulevard, Philadelphia PA, the indebtedness under which totalled $1,200,000.

PIDC retains title to the land and a portion of the buildings until final payment, which is anticipated to be May 1, 2011.

4

EXHIBIT C

EXISTING INDEBTEDNESS

Refer to Courier Corporation’s 12/28/02 Form 10-Q

Long term debt of the Company and its consolidated subsidiaries consisted of the following:

Balance @ 12/28/02

Obligation under industrial development bond arrangement at 3%, payable in monthly installments through May 2011	654,000

1

EXHIBIT D

[Form of Certificate of Chief Financial Officer of Courier]

CERTIFICATE OF CHIEF FINANCIAL OFFICER OF COURIER

(Pursuant to Section 5.1(v) of the Amended and Restated Revolving Credit Agreement dated as of March 31, 2003.)

The undersigned chief financial officer of Courier Corporation (“Courier”) HEREBY CERTIFIES THAT:

This Certificate is furnished pursuant to Section 5.1(v) of the Amended and Restated Revolving Credit Agreement, dated as of March 31, 2003, among Courier and the other Borrowers named therein (collectively, the “Borrowers”), the Banks party thereto (collectively, the “Banks”), and Citizens Bank of Massachusetts (successor to State Street Bank and Trust Company), as Agent (the “Agreement”).  Unless otherwise defined herein, the terms used in this Certificate and Schedule 1 annexed hereto have the meanings described in the Agreement.

As required by Section 5.1(i) or (ii) of the Agreement, Consolidated financial statements of the Borrowers and their respective Subsidiaries for the (year) (quarter) ended                , 19    (the “Financial Statements”) prepared in accordance with GAAP (subject, in the case of quarterly statements, to normal year-end audit adjustments) accompany this Certificate.  The Financial Statements present fairly the Consolidated financial position of the Borrowers and their respective Subsidiaries as at the date thereof and the Consolidated results of operations of the Borrowers and their respective Subsidiaries for the period covered thereby.

As required by Section 5.1(i) or (ii) of the Agreement, the Report for the (year) (quarter) ended                 , 19    accompanies this Certificate.  The Report reasonably reflects the results of operations of each Borrower and each of its Subsidiaries (subject, in the case of quarterly statements, to normal year-end audit adjustments) on a consistent basis and, in the aggregate, agrees with the Consolidated Financial Statements for the same period.

Schedule 1 attached hereto sets forth financial data and computations evidencing the Borrowers’ compliance with the covenants of the Agreement set forth in Sections 5.24 through 5.26, inclusive, and 5.29, all of which data and computations, to the best of the knowledge and belief of the chief financial officer of Courier (the “Chief Financial Officer”) executing and delivering this Certificate, are true, complete and correct.

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The activities of the Borrowers during the period covered by the Financial Statements have been reviewed by the Chief Financial Officer of Courier and/or by employees or agents under his or her supervision.  Based on such review, to the best knowledge and belief of the Chief Financial Officer, during the period covered by the Financial Statements, and as of the date of this Certificate, (a) the Borrowers have, or have caused to have, kept, observed, performed and fulfilled each and every covenant and condition of the Agreement and the other Loan Documents, and (b) no Event of Default and no event which with notice or the passage of time, or both, would become an Event of Default, has occurred or is continuing. (1)

Witness my hand this                  day of                   , 19      .

COURIER CORPORATION

By:
Title: Chief Financial Officer

(1) If an Event of Default or an event which with notice or the lapse of time, or both, would become an Event of Default, has occurred or is occurring, this paragraph is to be modified by an appropriate statement as to the nature thereof, the period of existence thereof, and what action the Borrowers have taken, are taking, or propose to take with respect thereto.

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Schedule 1 to the Foregoing
Certificate of Chief Financial Officer of Courier

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EXHIBIT E

[Intentionally Omitted]

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EXHIBIT F

LIST Of SUBSIDIARIES

NAME	PLACE OF INCORPORATION	ADDRESS	JURISDICTIONS

Courier Companies, Inc.	Massachusetts	15 Wellman Ave. No. Chelmsford, MA 01863	CA, IL, IN, MA, PA, NY

Courier Foreign Sales Corporation Limited	Jamaica	21 East St. Kingston, Jamaica	Jamaica

Courier Kendallville, Inc.	Indiana	2500 Marion Drive Kendallville, IN 46755	IN

National Publishing Company	Pennsylvania	11311 Roosevelt Blvd. Philadelphia, PA 19154	PA

Courier New Media, Inc.	Massachusetts	15 Wellman Ave. No. Chelmsford, MA 01863	MA

Book-Mart Press, Inc.	Delaware	2001 Forty Second St. North Bergen, NJ 07047	NJ

Courier Properties, Inc.	Massachusetts	15 Wellman Ave. No. Chelmsford, MA 01863	MA

Massachusetts National Publishing Business Trust	N/A	15 Wellman Ave. No. Chelmsford, MA 01863	MA

Dover Publications, Inc.	NY	31 East 2nd St. Mineola, NY 11501	NY

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